As filed with the Securities and Exchange Commission on June 17, 2014

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 117	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 118

The Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road

Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 250 West 55th Street New York, New York 10019-9601

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Integrity Micro-Cap Equity Fund     , 2014

Prospectus

Integrity Micro-Cap Equity Fund

Class A MMEAX

Class C MMECX

Class R MMERX

Class Y MMEYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Funds	13
Share Price	14
Choosing a Share Class	16
How to Buy Shares	23
How to Exchange Shares	29
How to Sell Shares	32

Distribution and Service Plans	36

Dividends, Distributions, and Taxes	38

Important Fund Policies	42

Other Service Providers	47

Financial Highlights	48
Integrity Micro-Cap Equity Fund	49

Integrity Micro-Cap Equity Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class R	Class Y

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%		0.50%	0.00%
Other Expenses	0.31%	0.43%		1.71%	0.33%
Acquired Fund Fees and Expenses(3)	0.15%	0.15%		0.15%	0.15%
Total Annual Fund Operating Expense	1.71%	2.58%		3.36%	1.48%
Fee Waiver/Expense Reimbursement	0.00%	0.00%		(1.10)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.71%	2.58%		2.26%	1.48%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 16 of the Fund’s Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management and sub-advised by Integrity Asset Management, LLC (“MST Munder Micro-Cap Equity Fund”), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Micro-Cap Equity Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$739	$1,083	$1,450	$2,478
Class C (If you sell your shares at the end of the period.)	$361	$802	$1,370	$2,915
Class R	$229	$822	$1,555	$3,495
Class Y	$151	$468	$808	$1,768

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$261	$802	$1,370	$2,915

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Micro-Cap Equity Fund, predecessor to the Fund, was 58% of the average value of its portfolio.

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Principal Investment Strategy

The Adviser pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund mean net assets plus the amount of any borrowings for investment purposes.  Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index, which as of June 30, 2014 included companies with market capitalizations below $  .   billion. The Fund may, however, also invest in equity securities of larger companies.

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Adviser seeks to invest in companies that have strong potential for consistent earnings growth due to:

•                  a high level of profitability;

•                  solid management;

•                  a strong, competitive market position; or

•                  management interests that are aligned with shareholder interests.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities.

From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00). We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, R and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C, R and Y shares of the MST Munder Micro-Cap Equity Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management).  The performance for Class A, C, R and Y shares have not been restated to reflect any differences in the expenses of the MST Integrity Micro-Cap Fund’s Class A, C, R and Y shares, respectively. The MST Integrity Micro-Cap Equity Fund commenced operations, and Class A and Class Y shares were first offered on December 26, 1996. Class C shares were first offered on March 31, 1997 and Class R shares were first offered on July 29, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Micro-Cap Equity Fund’s lease expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 29.30% (quarter ended June 30, 2009)

Lowest -26.53% (quarter ended December 31, 2008)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years (or Life of Class)
CLASS Y
Before Taxes	44.80%	24.94%	8.23%
After Taxes on Distributions	40.65%	23.59%	7.09%
After Taxes on Distributions and Sale of Fund Shares	28.62%	20.71%	6.73%

CLASS A
Before Taxes	36.52%	23.23%	7.36%

CLASS C
Before Taxes	42.42%	23.70%	7.16%

CLASS R
Before Taxes	44.10%	24.31%	8.06	%(1)

INDEX
Russell Microcap® Index
Index returns reflect no deduction for fees, expenses, or taxes.	45.62%	21.05%	6.99%

(1)Inception date of Class R shares is July 29, 2004.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Daniel G. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Adam I. Friedman is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Mirsat Nikovic is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2013.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Integrity Micro-Cap Equity Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Integrity Micro-Cap Equity Fund

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Adviser seeks to invest in companies that have strong potential for consistent earnings growth due to:

•                  a high level of profitability;

•                  solid management;

•                  a strong, competitive market position; or

•                  management interests that are aligned with shareholder interests.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

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Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

9

Value investing risk

• Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Micro-cap stock risk

• Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects.  Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies.

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

Sector focus risk

• To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

10

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

The Adviser may use several types of investments in furtherance of the Fund’s overall investment objective.  The following risks are those that the Adviser does not consider to be principal risks of the Fund.  Additional risks are included in the Fund’s Statement of Additional Information.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class R or Class Y shares of the Fund. Class R and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 1.00%. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Daniel J. DeMonica is the Lead Portfolio Manager, and Daniel G. Bandi, Adam I. Friedman and Mirsat Nikovic are Co-Portfolio Managers of the Integrity Micro-Cap Equity Fund.

Mr. DeMonica is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Babin is a CFA charterholder.

Mr. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been with the Adviser since 2014. Mr. Bandi is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014.

Mr. Nikovic is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

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shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C and Class R shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS R

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R shares pay ongoing distribution and/or service (12b-1) fees.

• Class R shares are only available to certain investors.

• Higher annual expenses than all classes except Class C shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A, Class C and Class R shares.

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Share Classes

The Fund offers Class A, Class C, Class R and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

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intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

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Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

• Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500;

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services

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intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

39

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

40

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

41

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

42

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

43

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

44

intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

45

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

46

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

47

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Micro-Cap Equity Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Micro-Cap Equity Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class R and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class R and Class Y shares of the MST Munder Micro-Cap Equity Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

48

Munder Integrity Micro-Cap Equity Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$35.12		$32.55	$30.53	$22.02	$18.61	$28.32
Income/(loss) from investment operations:
Net investment income/(loss)	(0.20)		(0.15)	(0.34)	(0.17)	(0.01)	0.30
Net realized and unrealized gain/(loss) on investments	7.51		7.92	2.36	8.68	3.74	(6.37)
Total from investment operations	7.31		7.77	2.02	8.51	3.73	(6.07)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.32)	(0.32)
Distributions from net realized gains	(5.24)		(5.20)	—	—	—	(3.32)
Total distributions	(5.24)		(5.20)	—	—	(0.32)	(3.64)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$37.19		$35.12	$32.55	$30.53	$22.02	$18.61
Total return(d)	20.74%		27.36%	6.62%	38.65%	19.97%	(24.24)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$75,762		$62,982	$49,064	$56,726	$55,117	$60,405
Ratio of operating expenses to average net assets	1.86	%(e)	1.93%	2.04%	2.10%	2.05%	2.12%
Ratio of net investment income/(loss) to average net assets	(1.01	)%(e)	(0.47)%	(1.15)%	(0.63)%	(0.06)%	1.52%
Portfolio turnover rate	37%		58%	56%	67%	43%	35%

(a)                       Class A Shares of the Fund commenced operations on December 26, 1996.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                        Annualized.

49

Munder Integrity Micro-Cap Equity Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$30.16		$28.84	$27.26	$19.80	$16.82	$25.94
Income/(loss) from investment operations:
Net investment income/(loss)	(0.29)		(0.35)	(0.49)	(0.33)	(0.16)	0.14
Net realized and unrealized gain/(loss) on investments	6.43		6.87	2.07	7.79	3.37	(5.78)
Total from investment operations	6.14		6.52	1.58	7.46	3.21	(5.64)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.23)	(0.16)
Distributions from net realized gains	(5.24)		(5.20)	—	—	—	(3.32)
Total distributions	(5.24)		(5.20)	—	—	(0.23)	(3.48)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$31.06		$30.16	$28.84	$27.26	$19.80	$16.82
Total return(d)	20.32%		26.43%	5.80%	37.68%	19.05%	(24.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,273		$13,767	$12,220	$13,933	$13,438	$15,122
Ratio of operating expenses to average net assets	2.61	%(e)	2.69%	2.79%	2.85%	2.80%	2.87%
Ratio of net investment income/(loss) to average net assets	(1.76	)%(e)	(1.22)%	(1.90)%	(1.37)%	(0.81)%	0.77%
Portfolio turnover rate	37%		58%	56%	67%	43%	35%

(a)                       Class C Shares commenced operations on March 31, 1997.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                        Annualized.

50

Munder Integrity Micro-Cap Equity Fund (continued)

	R Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$34.63		$32.23	$30.31	$21.91	$18.55	$28.24
Income/(loss) from investment operations:
Net investment income/(loss)	(0.24)		(0.24)	(0.41)	(0.23)	(0.06)	0.21
Net realized and unrealized gain/(loss) on investments	7.40		7.84	2.33	8.63	3.71	(6.32)
Total from investment operations	7.16		7.60	1.92	8.40	3.65	(6.11)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.29)	(0.26)
Distributions from net realized gains	(5.24)		(5.20)	—	—	—	(3.32)
Total distributions	(5.24)		(5.20)	—	—	(0.29)	(3.58)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$36.55		$34.63	$32.23	$30.31	$21.91	$18.55
Total return(d)	20.60%		27.09%	6.33%	38.34%	19.62%	(24.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$762		$355	$251	$317	$250	$262
Ratio of operating expenses to average net assets	2.11	%(e)	2.18%	2.30%	2.35%	2.30%	2.32%
Ratio of net investment income/(loss) to average net assets	(1.26	)%(e)	(0.75)%	(1.41)%	(0.85)%	(0.28)%	1.04%
Portfolio turnover rate	37%		58%	56%	67%	43%	35%

(a)                       Class R Shares of the Fund commenced operations on July 29, 2004.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated.

(e)                        Annualized.

51

Munder Integrity Micro-Cap Equity Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$36.72		$33.72	$31.55	$22.70	$19.15	$29.04
Income/(loss) from investment operations:
Net investment income/(loss)	(0.15)		(0.07)	(0.27)	(0.10)	0.04	0.35
Net realized and unrealized gain/(loss) on investments	7.84		8.27	2.44	8.95	3.86	(6.55)
Total from investment operations	7.69		8.20	2.17	8.85	3.90	(6.20)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.35)	(0.37)
Distributions from net realized gains	(5.24)		(5.20)	—	—	—	(3.32)
Total distributions	(5.24)		(5.20)	—	—	(0.35)	(3.69)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$39.17		$36.72	$33.72	$31.55	$22.70	$19.15
Total return(d)	20.91%		27.68%	6.88%	38.99%	20.28%	(24.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,911		$12,107	$12,273	$12,457	$11,834	$14,696
Ratio of operating expenses to average net assets	1.61	%(e)	1.69%	1.79%	1.85%	1.79%	1.87%
Ratio of net investment income/(loss) to average net assets	(0.76	)%(e)	(0.20)%	(0.89)%	(0.36)%	0.19%	1.79%
Portfolio turnover rate	37%		58%	56%	67%	43%	35%

(a)                       Class Y Shares of the Fund commenced operations on December 26, 1996.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                        Annualized.

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P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	By mail:
Call Victory Funds at	The Victory Funds
800-438-5789.	P.O. Box 9701
Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room	By mail:	On the Internet:
Washington, D.C.	SEC Public Reference Section	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Call 202-551-8090 for location and hours.	Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-IMCE-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July    , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Integrity Mid-Cap Value Fund     , 2014

Prospectus

Integrity Mid-Cap Value Fund

Class A MAIMX
Class Y MYIMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Funds	13
Share Price	14
Choosing a Share Class	16
How to Buy Shares	22
How to Exchange Shares	28
How to Sell Shares	31

Distribution and Service Plans	35

Dividends, Distributions, and Taxes	37

Important Fund Policies	41

Other Service Providers	46

Financial Highlights	47
Integrity Mid-Cap Value Fund	48

Integrity Mid-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 13 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	1.60%	0.99%
Total Annual Fund Operating Expense	2.60%	1.74%
Fee Waiver/Expense Reimbursement	(1.10)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	1.50%	1.25%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 17 of the Fund’s Prospectus.

(2) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management and sub-advised by Integrity Asset Management, LLC (“MST Munder Integrity Mid-Cap Value Fund”), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Integrity Mid-Cap Value Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,133	$1,684	$3,180

Class Y	$127	$450	$849	$1,968

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Integrity Mid-Cap Value Fund, predecessor to the Fund, was 82% of the average value of its portfolio.

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Principal Investment Strategy

The Adviser pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies.  This investment strategy may not be changed without 60 days’ prior notice to shareholders.  For purposes of this investment strategy, assets of the Fund mean net assets plus the amount of any borrowings for investment purposes.  Mid-capitalization companies mean those companies with market capitalizations within the range of companies included in the Russell Midcap® Index ($    billion to $    billion as of June 30, 2014).  The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

From time to time, the Fund may focus its investments in companies in one or more economic sectors including real estate investment trusts (“REITs”). Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

•  Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

• To the extent the Fund focuses in one or more sectors, including REITs, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell Midcap® Value Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A and Class Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A and Class Y shares of the MST Munder Integrity Mid-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management).  The performance for Class A and Y shares have not been restated to reflect any differences in the expenses of the MST Munder Integrity Mid-Cap Value Fund’s Class A and Y shares, respectively. The MST Munder Integrity Mid-Cap Value Fund commenced operations, and Class A and Class Y were first offered on July 1, 2011.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Integrity Mid-Cap Value Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 16.79% (quarter ended December 31, 2011)

Lowest -20.70% (quarter ended September 30, 2011)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	Life of Class(1)

CLASS Y
Before Taxes	36.86%	16.93%
After Taxes on Distributions	36.11%	16.63%
After Taxes on Distributions and Sale of Fund Shares	21.25%	13.20%

CLASS A
Before Taxes	29.02%	14.07%

INDEX
Russell Midcap® Value Index
Index returns reflect no deduction for fees, expenses, or taxes.	33.46%	16.38%

(1)Inception date of Class A and Y shares is July 1, 2011.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel G. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Adam I. Friedman is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Joe A. Gilbert is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

J. Bryan Tinsley is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Integrity Mid-Cap Value Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Integrity Mid-Cap Value Fund

The Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs)

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Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Value investing risk

• Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

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Medium-sized company stock risk

• Medium-sized (or mid capitalization) companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of medium-sized companies tend to be more volatile than those of larger companies and medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since medium-sized company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies.

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

Sector focus risk

• To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

REIT risk

• Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

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Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

The Adviser may use several types of investments in furtherance of the Fund’s overall investment objective.  The following risks are those that the Adviser does not consider to be principal risks of the Fund.  Additional risks are included in the Fund’s Statement of Additional Information.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

An investment in the Fund is not a complete investment program.

11

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, or Class Y shares of the Fund. Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $    billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.75% on the first $500 million and 0.70% on assets in excess of $500 million. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended          , 2014.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Integrity Mid-Cap Value Fund.

Mr. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been with the Adviser since 2014. Mr. Bandi is a CFA charterholder.

Mr. DeMonica is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Babin is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014.

Mr. Gilbert is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Tinsley is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

13

Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

14

shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

15

Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than Class Y shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A shares.

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Share Classes

The Fund offers Class A and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

17

For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

18

intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”;**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer DriveWestborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

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Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

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In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

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intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

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Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of managers of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund. Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Integrity Mid-Cap Value Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Integrity Mid-Cap Value Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A and Class Y shares of the MST Munder Integrity Mid-Cap Value Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

47

Munder Integrity Mid-Cap Value Fund

	A Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
Net asset value, beginning of period	$12.59		$9.82	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		(0.02)	0.02
Net realized and unrealized gain/(loss) on investments	2.10		2.80	(0.19)
Total from investment operations	2.09		2.78	(0.17)
Less distributions:
Dividends from net investment income	—		(0.01)	(0.01)
Distributions from net realized gains	(0.28)		—	—
Total distributions	(0.28)		(0.01)	(0.01)
Net asset value, end of period	$14.40		$12.59	$9.82
Total return(d)	16.62%		28.37%	(1.70)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,612		$434	$107
Ratio of operating expenses to average net assets	1.50	%(e)	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.14	)%(e)	(0.20)%	0.22%
Portfolio turnover rate	28%		82%	46%
Ratio of operating expenses to average net assets without expense reimbursements	5.50	%(e)	9.29%	113.21%

(a)                       Class A Shares of the Fund commenced operations on July 1, 2011.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for fee waivers and/or expense reimbursements.

(e)                        Annualized.

48

Munder Integrity Mid-Cap Value Fund (continued)

	Y Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
Net asset value, beginning of period	$12.61		$9.83	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(c)	0.01	0.06
Net realized and unrealized gain/(loss) on investments	2.10		2.81	(0.21)
Total from investment operations	2.10		2.82	(0.15)
Less distributions:
Dividends from net investment income	—		(0.04)	(0.02)
Distributions from net realized gains	(0.28)		—	—
Total distributions	(0.28)		(0.04)	(0.02)
Net asset value, end of period	$14.43		$12.61	$9.83
Total return(d)	16.67%		28.76%	(1.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,060		$2,630	$1,723
Ratio of operating expenses to average net assets	1.25	%(e)	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets	0.01	%(e)	0.13%	0.58%
Portfolio turnover rate	28%		82%	46%
Ratio of operating expenses to average net assets without expense reimbursements	5.44	%(e)	9.68%	28.48%

(a)                       Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)                       Per share numbers have been calculated using the average shares method.

(c)                        Amount is less than $0.005 per share.

(d)                       Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for fee waivers and/or expense reimbursements.

(e)                        Annualized.

49

P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5789.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-IMCV-PRO (   /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Integrity Small/Mid-Cap Value Fund     , 2014

Prospectus

Integrity Small/Mid-Cap Value Fund

Class A MAISX
Class Y MYISX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Funds	13
Share Price	14
Choosing a Share Class	16
How to Buy Shares	22
How to Exchange Shares	28
How to Sell Shares	31

Distribution and Service Plans	35

Dividends, Distributions, and Taxes	37

Important Fund Policies	41

Other Service Providers	46

Financial Highlights	47
Integrity Small/Mid-Cap Value Fund	48

Integrity Small/Mid-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	5.40%	0.64%
Total Annual Fund Operating Expense	6.55%	1.54%
Fee Waiver/Expense Reimbursement	(5.05)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.50%	1.25%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 16 of the Fund’s Prospectus.

(2) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management and sub-advised by Integrity Asset Management, LLC (“MST Munder Integrity Small/Mid-Cap Value Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Integrity Small/Mid-Cap Value Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,524	$2,806	$5,841

Class Y	$127	$428	$783	$1,784

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Integrity Small/Mid-Cap Value Fund, predecessor to the Fund, was 58% of the average value of its portfolio.

2

Principal Investment Strategy

The Adviser pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies.  This investment strategy may not be changed without 60 days’ prior notice to shareholders.  For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.  Small- to mid-capitalization companies mean those companies with market capitalizations within the range of companies included in the Russell 2500TM Index ($    million to $    billion as of June 30, 2014).  The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

From time to time, the Fund may focus its investments in companies in one or more economic sectors including real estate investment trusts (“REITs”). Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

•  Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

•  Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• To the extent the Fund focuses in one or more sectors, including REITs, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell 2500TM Value Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A and Class Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A and Class Y shares of the MST Munder Integrity Small/Mid-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for the Class A and Y shares have not yet been restated to reflect any differences in the expenses of the MST Munder Integrity Small/Mid-Cap Value Fund’s Class A and Y shares, respectively. The MST Munder Integrity Small/Mid-Cap Value Fund commenced operations, and Class A and Class Y were first offered on July 1, 2011.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Integrity Small/Mid-Cap Value Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 18.31% (quarter ended December 31, 2011)

Lowest -22.00% (quarter ended September 30, 2011)

4

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	Life of Class(1)

CLASS Y
Before Taxes	36.56%	16.02%
After Taxes on Distributions	35.86%	15.73%
After Taxes on Distributions and Sale of Fund Shares	20.88%	12.45%

CLASS A
Before Taxes	28.83%	13.18%

INDEX
Russell 2500TM Value Index
Index returns reflect no deduction for fees, expenses, or taxes.	33.32%	15.92%

(1)Inception date of the MST Munder Integrity Small/Mid-Cap Value Fund is July 1, 2011.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel G. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Adam I. Friedman is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Joe A. Gilbert is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

J. Bryan Tinsley is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

5

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Fund Information

The Integrity Small/Mid-Cap Value Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Integrity Small/Mid-Cap Value Fund

The Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs)

8

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Value investing risk

• Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

9

Smaller Company Stock Risk

• Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies.

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

Sector Focus Risk

• To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

REIT Risk

• Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

10

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

The Adviser may use several types of investments in furtherance of the Fund’s overall investment objective.  The following risks are those that the Adviser does not consider to be principal risks of the Fund.  Additional risks are included in the Fund’s Statement of Additional Information.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

An investment in the Fund is not a complete investment program.

11

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, or Class Y shares of the Fund. Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

12

Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.90% on the first $300 million and 0.85% on assets in excess of $300 million. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Integrity Small/Mid-Cap Value Fund.

Mr. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been with the Adviser since 2014. Mr. Bandi is a CFA charterholder.

Mr. DeMonica is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Babin is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014.

Mr. Gilbert is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Tinsley is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

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shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than Class Y shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A shares.

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Share Classes

The Fund offers Class A and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

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intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

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• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Providence, RI 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

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Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

37

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

38

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

39

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

40

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

41

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

42

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

43

intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters ith the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

44

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

45

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

46

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Integrity Small/Mid-Cap Value Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Integrity Small/Mid-Cap Value Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A and Class Y shares of the MST Munder Integrity Small/Mid-Cap Value Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

47

Munder Integrity Small/Mid-Cap Value Fund

	A Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)
Net asset value, beginning of period	$12.18		$9.81	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.01	0.01
Net realized and unrealized gain/(loss) on investments	2.22		2.39	(0.19)
Total from investment operations	2.20		2.40	(0.18)
Less distributions:
Dividends from net investment income	—		(0.03)	(0.01)
Distributions from net realized gains	(0.22)		—	—
Total distributions	(0.22)		(0.03)	(0.01)
Net asset value, end of period	$14.16		$12.18	$9.81
Total return(d)	18.04%		24.52%	(1.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$423		$301	$185
Ratio of operating expenses to average net assets	1.50	%(e)	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.36	)%(e)	0.09%	0.11%
Portfolio turnover rate	18%		58%	58%
Ratio of operating expenses to average net assets without expense reimbursements	3.61	%(e)	36.42%	134.94%

(a)                                 Class A Shares of the Fund commenced operations on July 1, 2011.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount represents less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)                                  Annualized.

48

Munder Integrity Small/Mid-Cap Value Fund (continued)

	Y Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)
Net asset value, beginning of period	$12.19		$9.83	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)		0.00 (c)	0.03
Net realized and unrealized gain/(loss) on investments	2.23		2.42	(0.18)
Total from investment operations	2.22		2.42	(0.15)
Less distributions:
Dividends from net investment income	—		(0.06)	(0.02)
Distributions from net realized gains	(0.22)		—	—
Total distributions	(0.22)		(0.06)	(0.02)
Net asset value, end of period	$14.19		$12.19	$9.83
Total return(d)	18.19%		24.69%	(1.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,267		$6,969	$98
Ratio of operating expenses to average net assets	1.25	%(e)	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.12	)%(e)	0.01%	0.34%
Portfolio turnover rate	18%		58%	58%
Ratio of operating expenses to average net assets without expense reimbursements	3.36	%(e)	4.93%	142.51%

(a)                                 Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount represents less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)                                  Annualized.

49

P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5790.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-ISMCV-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Integrity Small-Cap Value Fund     , 2014

Prospectus

Integrity Small-Cap Value Fund

Class A VSCVX

Class C MCVSX

Class R MRVSX

Class R6 MVSSX
Class Y VSVIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Funds	13
Share Price	14
Choosing a Share Class	16
How to Buy Shares	23
How to Exchange Shares	29
How to Sell Shares	32

Distribution and Service Plans	36

Dividends, Distributions, and Taxes	38

Important Fund Policies	42

Other Service Providers	47

Financial Highlights	48
Integrity Small-Cap Value Fund	49

Integrity Small-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class R	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%	0.88%		0.88%	0.88%	0.88%
Distribution (12b-1) Fees	0.25%	1.00%		0.50%	0.00%	0.00%
Other Expenses	0.34%	0.36%		0.54%	0.16%	0.31%
Total Annual Fund Operating Expense	1.47%	2.24%		1.92%	1.04%	1.19%
Fee Waiver/Expense Reimbursement	0.00%	0.00%		(0.21)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.47%	2.24%		1.71%	1.04%	1.19%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 16 of the Fund’s Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management and sub-advised by Integrity Asset Management, LLC. (“MST Munder Veracity Small-Cap Value Fund”), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Small-Cap Value Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$716	$1,013	$1,332	$2,231
Class C (If you sell your shares at the end of the period.)	$327	$700	$1,200	$2,575
Class R	$174	$561	$997	$2,208
Class R6	$106	$331	$574	$1,271
Class Y	$121	$378	$654	$1,443

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$227	$700	$1,200	$2,575

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate the MST Munder Veracity Small-Cap Value Fund, predecessor to the Fund, was 57% of the average value of its portfolio.

2

Principal Investment Strategy

The Adviser pursues long-term capital growth in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies.  This investment strategy may not be changed without 60 days’ prior notice to shareholders.  For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.  Small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000TM Index ($    million to $    billion as of June 30, 2014).  The Fund may, however, also invest (i) in equity securities of larger companies and (ii) up to 25% of its assets in foreign securities.

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

From time to time, the Fund may focus its investments in companies in one or more economic sectors including real estate investment trusts (“REITs”). Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• To the extent the Fund focuses in one or more sectors, including REITs, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Russell 2000® Value Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, R and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C, R and Y shares of the MST Munder Veracity Small-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Class A, C, R, and Y shares have not been restated to reflect any differences in the expenses of the MST Munder Veracity Small-Cap Value Fund’s Class A, C, R, and Y shares, respectively.  The MST Munder Veracity Small-Cap Value Fund’s information and financial history in this Prospectus for the periods prior to May 14, 2011 are that of the Veracity Small Cap Value Fund (the predecessor to the MST Munder Veracity Small-Cap Value Fund). The Veracity Small Cap Value Fund offered Class R and Class I shares, which were similar to the MST Munder Veracity Small-Cap Value Fund’s Class A and Class Y shares, respectively.  The performance for Class A shares in the bar chart and table below for the periods prior to May 14, 2011 is the performance and inception date of the Veracity Small Cap Value Fund’s Class R shares. The performance for Class Y shares in the table below for the period prior to May 14, 2011 is the performance and inception date of the Veracity Small Cap Value fund’s Class I shares. The performance for Class A and Class Y shares have not been restated to reflect any difference in the expenses of the Veracity Small Cap Value Fund’s Class R and I shares, respectively. The performance for Class C and Class R shares in the table below for the periods prior to May 14, 2011 is the performance and inception date of the Veracity Small Cap Value Fund’s Class I shares adjusted for differences in the applicable sales loads and Rule 12b-1 fees of each respective class.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 23.78% (quarter ended June 30, 2009)

Lowest -20.78% (quarter ended December 31, 2008)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)		Life of Class (1)
CLASS A
Before Taxes	32.91%	21.85%		9.92%
After Taxes on Distributions	32.89%	21.84%		9.61%
After Taxes on Distributions and Sale of Fund Shares	18.64%	17.97%		8.15%
CLASS C
Before Taxes	38.64%	21.05%		8.66%
CLASS R
Before Taxes	40.36%	21.60%		9.19%
CLASS R6
Before Taxes	41.21%	37.86	%(2)	N/A
CLASS Y
Before Taxes	41.02%	22.16%		9.71%
INDEX
Russell 2000® Value Index
Index returns reflect no deduction for fees, expenses, or taxes.	34.52%	17.64%		8.09%

(1)Inception dates of Class A, Class C, Class R and Class Y shares are March 30, 2004, July 7, 2005, July 7, 2005 and July 7, 2005, respectively. The Index returns correspond to an inception date of March 30, 2004.

(2)Inception date of Class R6 shares is June 1, 2012.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel G. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Adam I. Friedman is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

Joe A. Gilbert is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

J. Bryan Tinsley is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2011.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Integrity Small-Cap Value Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Integrity Small-Cap Value Fund

The Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects.  The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment.  The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs)

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Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Value investing risk

• Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

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Small company stock risk

• Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects.  Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies.

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

Sector focus risk

• To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

REIT Risk

• Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

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Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

The Adviser may use several types of investments in furtherance of the Fund’s overall investment objective.  The following risks are those that the Adviser does not consider to be principal risks of the Fund.  Additional risks are included in the Fund’s Statement of Additional Information.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class R, Class R6 or Class Y shares of the Fund. Class R, Class R6 and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.90% on the first $300 million and 0.85% on assets in excess of $300 million. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Integrity Small-Cap Value Fund.

Mr. Bandi is a Chief Investment Officer (Integrity) of the Adviser, and has been with the Adviser since 2014. Mr. Bandi is a CFA charterholder.

Mr. DeMonica is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Babin is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014.

Mr. Gilbert is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Tinsley is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

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shareholders or level of assets. You may also find the Fund’s NAV by calling 800-539-3863 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

•Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C and Class R shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS R

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R shares pay ongoing distribution and/or service (12b-1) fees.

• Class R shares are only available to certain investors.

• Higher annual expenses than all classes except Class C shares.

CLASS R6

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R6 shares do not pay ongoing distribution and/or service (12b-1) fees.

• Class R6 shares are only available to certain investors.

• Lower annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A, Class C and Class R shares.

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Share Classes

The Fund offers Class A, Class C, Class R, Class R6 and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

18

intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption

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Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

• Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services

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intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser’s or an affiliate’s resources on sales of or investments in, Class R6 shares.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

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In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

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intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

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Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

46

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

47

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Integrity Small-Cap Value Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Integrity Small-Cap Value Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class R, Class R6 and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class R, Class R6 and Class Y shares of the MST Munder Integrity Small-Cap Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

48

Munder Integrity Small-Cap Value Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)		Period Ended 6/30/11(b)(c)		Year Ended 2/28/11(d)		Year Ended 2/28/10(d)	Year Ended 2/28/09(d)
Net asset value, beginning of period	$25.95		$20.17	$20.84		$20.78		$15.77		$8.92	$15.22
Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		0.05	0.00	(d)	(0.04)		(0.10)		0.01	0.09
Net realized and unrealized gain/(loss) on investments	5.01		5.73	(0.67)		0.10		5.11		6.85	(6.30)
Total from investment operations	4.98		5.78	(0.67)		0.06		5.01		6.86	(6.21)
Less distributions:
Dividends from net investment income	(0.02)		—	—		—		(0.00	)(e)	(0.01)	(0.09)
Distributions from capital	—		—	—		—		—		—	(0.00	)(e)
Total distributions	(0.02)		—	—		—		(0.00	)(e)	(0.01)	(0.09)
Short-term trading fees	—		—	0.00	(e)	0.00	(e)	0.00	(e)	0.00 (e)	0.00	(e)
Net asset value, end of period	$30.91		$25.95	$20.17		$20.84		$20.78		$15.77	$8.92
Total return(f)	19.19%		28.66%	(3.21)%		0.29%		31.82%		76.80%	(40.91)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$151,031		$106,502	$94,305		$133,177		$82,560		$87,928	$48,510
Ratio of operating expenses to average net assets	1.50	%(h)	1.50%	1.50%		1.50	%(h)	1.50%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.19	)%(h)	0.22%	0.00	%(g)	(0.52	)%(h)	(0.50)%		0.06%	0.70%
Portfolio turnover rate	57%		57%	51%		14%		52%		69%	86%
Ratio of operating expenses to average net assets without expense reimbursements	1.53	%(h)	1.59%	1.63%		1.54	%(h)	1.50%		1.54%	1.56%

(a)           Class A Shares commenced operations on March 30, 2004.

(b)          Per share numbers have been calculated using the average shares method.

(c)           Data shown is for the period March 1, 2011 to June 30, 2011.

(d)          The financial highlights prior to March 1, 2011 are those of the Veracity Small-Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small-Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small-Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(e)           Amount is less than $0.005 per share.

(f)            Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(g)           Amount is less than 0.005%.

(h)          Annualized.

49

Munder Integrity Small-Cap Value Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$23.94		$18.75	$19.51	$19.68
Income/(loss) from investment operations:
Net investment loss	(0.13)		(0.10)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	4.62		5.29	(0.63)	(0.13)
Total from investment operations	4.49		5.19	(0.76)	(0.17)
Short-term trading fees	—		—	0.00 (d)	—
Net asset value, end of period	$28.43		$23.94	$18.75	$19.51
Total return(e)	18.76%		27.68%	(3.90)%	(0.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$23,231		$18,642	$17,761	$23,237
Ratio of operating expenses to average net assets	2.25	%(f)	2.25%	2.25%	2.25	%(f)
Ratio of net investment loss to average net assets	(0.95	)%(f)	(0.49)%	(0.73)%	(1.52	)%(f)
Portfolio turnover rate	57%		57%	51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	2.28	%(f)	2.34%	2.39%	2.32	%(f)

(a)   Class C Shares of the Fund Commenced operations on May 14, 2011.

(b)   Per share numbers have been calculated using the average shares method.

(c)   Data shown is for the period May 14, 2011 to June 30, 2011.

(d)   Amount is less than $0.005 per share.

(e)   Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)    Annualized.

50

Munder Integrity Small-Cap Value Fund (continued)

	R Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$25.61		$19.96	$20.67	$20.83
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)		(0.02)	(0.05)	(0.03)
Net realized and unrealized gain/(loss) on investments	4.93		5.67	(0.66)	(0.13)
Total from investment operations	4.88		5.65	(0.71)	(0.16)
Less distributions:
Dividends from net investment income	—		—	—	—
Total distributions	—		—	—	—
Short-term trading fees	—		—	0.00 (d)	—
Net asset value, end of period	$30.49		$25.61	$19.96	$20.67
Total return(e)	19.09%		28.31%	(3.43)%	(0.77)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,220		$651	$496	$597
Ratio of operating expenses to average net assets	1.71	%(g)	1.75%	1.75%	1.75	%(g)
Ratio of net investment income/(loss) to average net assets	(0.35	)%(g)	(0.11)%	(0.27)%	(1.02	)%(g)
Portfolio turnover rate	57%		57%	51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	1.73	%(g)	1.83%	1.89%	1.82	%(g)

(a)   Class R Shares of the Fund Commenced operations on May 14, 2011.

(b)   Per share numbers have been calculated using the average shares method.

(c)   Data shown is for the period May 14, 2011 to June 30, 2011.

(d)   Amount is less than $0.005 per share.

(e)   Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)    Amount is less than 0.005%.

(g)   Annualized.

51

Munder Integrity Small-Cap Value Fund (continued)

	R6 Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)		Period Ended 6/30/12(b)
Net asset value, beginning of period	$26.41		$20.46		$18.96
Income/(loss) from investment operations:
Net investment income	0.05		0.09		0.01
Net realized and unrealized gain	5.09		5.86		1.49
Total from investment operations	5.14		5.95		1.50
Less Distributions From:
Dividends from net investment income	(0.08)		(0.00	)(c)	—
Total distributions	(0.08)		(0.00	)(c)	—
Net asset value, end of period	$31.47		$26.41		$20.46
Total return(d)	19.45%		29.11%		7.91%
Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$159,930		$19,560		$27
Ratio of operating expenses to average net assets	1.09	%(e)	1.13%		1.10	%(e)
Ratio of net investment income to average net assets	0.33	%(e)	0.39%		0.42	%(e)
Portfolio turnover rate	57%		57%		51%
Ratio of operating expenses to average net assets without expense reimbursements	1.10	%(e)	1.14%		1.10	%(e)

(a)         Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount represents less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated.

(e)          Annualized.

52

Munder Integrity Small-Cap Value Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)		Year Ended 2/28/11(d)		Year Ended 2/28/10(d)	Year Ended 2/28/09(d)
Net asset value, beginning of period	$26.35		$20.46	$21.08	$21.01		$15.90		$8.99	$15.36
Income/(loss) from investment operations:
Net investment income/(loss)	0.01		0.12	0.06	(0.02)		(0.04)		0.04	0.13
Net realized and unrealized gain/(loss) on investments	5.09		5.80	(0.68)	0.09		5.15		6.91	(6.36)
Total from investment operations	5.10		5.92	(0.62)	0.07		5.11		6.95	(6.23)
Less distributions:
Dividends from net investment income	(0.06)		(0.03)	—	—		(0.00	)(e)	(0.04)	(0.13)
Distributions from capital	—		—	—	—		—		—	(0.01)
Total distributions	(0.06)		(0.03)	—	—		(0.00	)(e)	(0.04)	(0.14)
Short-term trading fees	—		—	0.00 (e)	0.00	(e)	0.00	(e)	0.00 (e)	—
Net asset value, end of period	$31.39		$26.35	$20.46	$21.08		$21.01		$15.90	$8.99
Total return(f)	19.35%		28.94%	(2.94)%	0.33%		32.13%		77.33%	(40.79)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$447,833		$300,839	$202,198	$163,354		$138,835		$62,927	$27,578
Ratio of operating expenses to average net assets	1.25	%(h)	1.25%	1.25%	1.25	%(h)	1.25%		1.25%	1.24%
Ratio of net investment income/(loss) to average net assets	0.06	%(h)	0.50%	0.28%	(0.30	)%(h)	(0.25)%		0.31%	0.95%
Portfolio turnover rate	57%		57%	51%	14%		52%		69%	86%
Ratio of operating expenses to average net assets without expense reimbursements	1.27	%(h)	1.33%	1.39%	1.32	%(h)	1.25%		1.29%	1.30%

(a)           Class Y Shares commenced operations on July 7, 2005.

(b)          Per share numbers have been calculated using the average shares method.

(c)           Data shown is for the period March 1, 2011 to June 30, 2011.

(d)          The financial highlights prior to March 1, 2011 are those of the Veracity Small-Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small-Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small-Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(e)           Amount is less than $0.005 per share.

(f)            Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(g)           Amount is less than 0.005%.

(h)          Annualized.

53

P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5789.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-ISCV-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder Emerging Markets Small-Cap Fund     ,2014

Prospectus

Munder Emerging Markets Small-Cap Fund

Class A MAEMX
Class Y MYEMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Additional Fund Information	6
Investments	7
Risk Factors	9

Investing with Victory	11
Organization and Management of the Fund	12
Share Price	13
Choosing a Share Class	14
How to Buy Shares	22
How to Exchange Shares	28
How to Sell Shares	31

Distribution and Service Plans	35

Dividends, Distributions, and Taxes	37

Important Fund Policies	41

Other Service Providers	46

Financial Highlights	47

Munder Emerging Markets Small-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(2)	10.21%	3.46%
Total Annual Fund Operating Expense	11.56%	4.56%
Fee Waiver/Expense Reimbursement(2)	(9.83)%	(3.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.73%	1.48%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 14 of the Prospectus.

(2)Other Expenses are based upon estimated amounts for the current fiscal year.

(3)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund(excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management (“MST Munder Emerging Markets Small-Cap Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Emerging Markets Small-Cap Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$741	$2,036
Class Y	$151	$796

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from July 2, 2013 through December 31, 2013, the portfolio turnover of the MST Munder Emerging Markets Small-Cap Fund, predecessor to the Fund, was 53% of the average value of its portfolio.

2

Principal Investment Strategy

The Adviser pursues long-term growth of capital in the Fund by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in emerging markets countries. Under normal circumstances, at least 80% of the Fund’s assets will be in securities of small-capitalization companies that are tied economically to emerging markets countries.

In selecting emerging market small-capitalization investments for the Fund, the Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations.  The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. However, the Fund is not designed to replicate the performance of either of those indexes.

The Adviser considers emerging markets countries to be the countries represented in the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index.  For purposes of this Fund, a small-capitalization company is any company with a market capitalization that is within the smallest 15% (based on market capitalization) of companies from each emerging markets country.

The Fund may also invest, to a limited extent, in companies from countries other than emerging markets countries and in securities of larger capitalization companies. In addition, the Adviser may use futures contracts for hedging, cash management and direct investment purposes.  From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

The 80% test (described above) may not be changed without 60 days’ prior notice to shareholders.  For purposes of this test, assets of the Fund mean net assets plus the amount of any borrowings for investment purposes.  The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea.  The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million.  The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market’s free-float adjusted market capitalization.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• Derivative instruments, including futures and option contracts used for asset substitution, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.VictoryFunds.com or by calling 800-438-5789. A fund’s performance is not necessarily an indication of how that fund will perform in the future.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

John W. Evers is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2013.

Robert D. Cerow is an Equity Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2013.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Munder Emerging Markets Small-Cap Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder Emerging Markets Small-Cap Fund

In selecting emerging market small-capitalization investments for the Fund, the Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations.  The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Emerging Plus SmallCap Index and the MSCI Emerging Markets Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. However, the Fund is not designed to replicate the performance of either of those indexes.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities of Companies Traded on Foreign Exchanges

Can include common stock and securities convertible into stock of non-U.S. corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

• Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

• Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

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Investment Companies

A Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risks

• Foreign investments risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

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Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Small company stock risk

• Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small companies tend to be more volatile than those of larger companies and small companies may be subject to greater degrees of changes in their earnings and prospects.  Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, or Class Y shares of the Fund. Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.1.10%. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended       , 2014.

Portfolio Management

John W. Evers is the Lead Portfolio Manager, and Robert D. Cerow is a Co-Portfolio Manager of the Munder Emerging Markets Small-Cap Fund.

Mr. Evers is a Senior Portfolio Manager of the Adviser, and has been with the Adviser or an affiliate since 2014. Mr. Evers is a CFA charterholder.

Mr. Cerow is an Equity Analyst of the Adviser, and has been with the Adviser or an affiliate since 2014. Mr. Cerow is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund’s securities may change on days when shareholders will not be able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the

Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•Higher annual expenses than Class Y shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A shares.

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Share Classes

The Fund offers Class A and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial

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intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under

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certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

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Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I and Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated

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after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A shares for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

• In the event that a Fund’s direct investments in foreign securities are subject to foreign withholding taxes, the Fund’s yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund’s total assets are stocks or securities of foreign corporations.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

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• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial

43

intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

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You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of managers of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, sub-fund accountant and for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Emerging Markets Small Cap Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Emerging Markets Small Cap Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A and Class Y shares of the MST Munder Emerging Markets Small Cap Fund, respectively.

The information for the semi-annual period ended December 31, 2013, is unaudited.

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Munder Emerging Markets Small-Cap Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.82
Total from investment operations	0.83
Less distributions:
Dividends from net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$10.78
Total return(c)	8.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$199
Ratio of operating expenses to average net assets	1.73	%(d)
Ratio of net investment income to average net assets	0.19	%(d)
Portfolio turnover rate	53%
Ratio of operating expenses to average net assets without expense reimbursements	16.52	%(d)

(a)         Class A Shares of the Fund commenced operations on July 2, 2013.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)         Annualized.

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Munder Emerging Markets Small-Cap Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.84
Less distributions:
Dividends from net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$10.78
Total return(c)	8.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,847
Ratio of operating expenses to average net assets	1.48	%(d)
Ratio of net investment income to average net assets	0.49	%(d)
Portfolio turnover rate	53%
Ratio of operating expenses to average net assets without expense reimbursements	15.39	%(d)

(a)         Class Y Shares of the Fund commenced operations on July 2, 2013.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)         Annualized.

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P.O. Box 9701

Providence, RI 02940

Statement of Additional Information (SAI)

The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports

Annual and semi-annual reports, (when available) will contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports (when available), and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-438-5789.
By mail	The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-MEMSC-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder Growth Opportunities Fund     , 2014

Prospectus

Munder Growth Opportunities Fund

Class A MNNAX
Class C MNNCX
Class R MNNRX
Class Y MNNYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	11
Organization and Management of the Funds	12
Share Price	13
Choosing a Share Class	14
How to Buy Shares	22
How to Exchange Shares	28
How to Sell Shares	31

Distribution and Service Plans	35

Dividends, Distributions, and Taxes	38

Important Fund Policies	42

Other Service Providers	47

Financial Highlights	48
Munder Growth Opportunities Fund	49

Munder Growth Opportunities Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%		0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%		0.50%	0.00%
Other Expenses	0.37%	0.50%		1.90%	0.34%
Total Annual Fund Operating Expense	1.37%	2.25%		3.15%	1.09%
Fee Waiver/Expense Reimbursement	0.00%	0.00%		(1.21)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.37%	2.25%		1.94%	1.09%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 14 of the Fund’s Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management(“MST Munder Growth Opportunities Fund”), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Growth Opportunities Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,282	$2,127
Class C (If you sell your shares at the end of the period.)	$328	$703	$1,205	$2,585
Class R	$197	$738	$1,432	$3,283
Class Y	$111	$347	$601	$1,329

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$228	$703	$1,205	$2,585

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Growth Opportunities Fund, predecessor to the Fund, was 93% of the average value of its portfolio.

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Principal Investment Strategy

The Adviser pursues long-term capital appreciation in the Fund by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies the Adviser believes will benefit from these trends.

In selecting individual securities for the Fund, the Adviser employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability.  In addition, in selecting securities for the Fund, the Adviser attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities.

As a result of the Fund’s focus on secular growth trends, a significant portion of the Fund’s assets may be invested in sectors, including the information technology sector, industries and types of companies that the Adviser believes have significant growth opportunities and exhibit attractive long-term growth characteristics.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including emerging market country securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the Adviser may use exchange-traded funds (ETFs) to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

•  Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

•  Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• To the extent the Fund focuses in one or more sectors, including the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Russell 1000 Growth Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, R and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C, R and Y shares of the MST Munder Growth Opportunities Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Class A, C, R and Y shares have not been restated to reflect any differences in the expenses of the MST Munder Growth Opportunities Fund’s Class A, C, R and Y shares, respectively. The MST Munder Growth Opportunities Fund commenced operations, and the Class A shares were first offered on August 19, 1996. Class C shares were first offered on November 3, 1998. Class R shares were first offered on July 29, 2004 and the Class Y shares were first offered on June 1, 1998.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Growth Opportunities Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 27.20% (quarter ended September 30, 2009)

Lowest -24.68% (quarter ended December 31, 2008)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)		10 Years

CLASS Y
Before Taxes	32.25%	24.90%		9.16%
After Taxes on Distributions	32.25%	24.72%		9.08%
After Taxes on Distributions and Sale of Fund Shares	18.25%	20.66%		7.55%

CLASS A
Before Taxes	24.68%	23.19%		8.27%

CLASS C
Before Taxes	29.98%	23.65%		8.07%

CLASS R
Before Taxes	31.60%	24.28	%(1)	N/A

INDEX
Russell 1000 Growth Index
Index returns reflect no deduction for fees, expenses, or taxes.	33.48%	20.39%		7.83%

(1)Inception date of Class R shares is July 29, 2004.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Michael P. Gura is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2010.

Mark A. Lebovitz is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2005.

Kenneth A. Smith is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 1999. Mr. Smith makes the final investment decisions for the Fund.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Munder Growth Opportunities Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder Growth Opportunities Fund

In selecting individual securities for the Fund, the Adviser employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability.  In addition, in selecting securities for the Fund, the Adviser attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

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Sector/Industry concentration risk

• The Fund may focus its investments in a particular sector or industry. When it does, the Fund is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry.  Additionally, the Fund’s performance may be more volatile.

Information Technology Sector Investing Risk

• Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations.  The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.  Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Smaller company stock risk

• Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies..

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class R or Class Y shares of the Fund. Class R and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.75% on the first $1 billion, 0.725% on the next $1 billion and 0.70% on assets in excess of $2 billion. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Michael P. Gura, Mark A. Lebovitz and Kenneth A. Smith are Co-Portfolio Managers of the Munder Growth Opportunities Fund.

Mr. Gura is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Gura is a CFA charterholder.

Mr. Lebovitz is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Lebovitz is a CFA charterholder.

Mr. Smith is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Smith makes the final investment decisions for the Fund and is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the

Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C and Class R shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS R

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R shares pay ongoing distribution and/or service (12b-1) fees.

• Class R shares are only available to certain investors.

• Higher annual expenses than all classes except Class C shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A, Class C and Class R shares.

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Share Classes

The Fund offers Class A, Class C, Class R and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial

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intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under

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certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

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Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

• Retirement plans, including Section 401 and , 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

•Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500;  no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I, Class RClass Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated

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after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders

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are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

43

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial

44

intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

45

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund. Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may implement a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

46

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, and sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

47

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Growth Opportunities Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Growth Opportunities Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class R and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class R and Class Y shares of the MST Munder Growth Opportunities Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

48

Munder Growth Opportunities Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$30.81		$27.78	$29.44	$21.81	$17.41		$20.51
Income/(loss) from investment operations:
Net investment loss	(0.10)		(0.01)	(0.10)	(0.22)	(0.39)		(0.33)
Net realized and unrealized gain/(loss) on investments	6.57		3.04	(0.23)	7.85	4.73		(2.77)
Total from investment operations	6.47		3.03	(0.33)	7.63	4.34		(3.10)
Less distributions:
Distributions from net realized gains	—		—	(1.33)	—	—		—
Short-term trading fees	—		—	0.00 (c)	—	—		0.00 (c)
Fair fund distribution proceeds	—		—	—	—	0.06		—
Net asset value, end of period	$37.28		$30.81	$27.78	$29.44	$21.81		$17.41
Total return(d)	21.00%		10.91%	(0.61)%	34.92%	25.33	%(e)	(15.11)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$375,559		$333,869	$349,704	$376,437	$262,010		$210,683
Ratio of operating expenses to average net assets	1.70	%(f)	1.68%	1.68%	1.99%	2.25%		2.62%
Ratio of net investment loss to average net assets	(0.57	)%(f)	(0.03)%	(0.38)%	(0.82)%	(1.74)%		(2.10)%
Portfolio turnover rate	67%		93%	82%	122%	74%		71%

(a)                                 Class A Shares of the Fund commenced operations on August 19, 1996.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount is less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                                  If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

(f)                                   Annualized.

49

Munder Growth Opportunities Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$27.39		$24.89	$26.72	$19.95	$16.04		$19.03
Income/(loss) from investment operations:
Net investment loss	(0.20)		(0.20)	(0.28)	(0.39)	(0.51)		(0.42)
Net realized and unrealized gain/(loss) on investments	5.83		2.70	(0.22)	7.16	4.37		(2.57)
Total from investment operations	5.63		2.50	(0.50)	6.77	3.86		(2.99)
Less distributions:
Distributions from net realized gains	—		—	(1.33)	—	—		—
Short-term trading fees	—		—	0.00 (c)	—	—		0.00 (c)
Fair fund distribution proceeds	—		—	—	—	0.05		—
Net asset value, end of period	$33.02		$27.39	$24.89	$26.72	$19.95		$16.04
Total return(d)	20.55%		10.09%	(1.37)%	33.93%	24.38	%(e)	(15.76)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$82,797		$70,994	$73,885	$84,204	$54,588		$41,302
Ratio of operating expenses to average net assets	2.45	%(f)	2.43%	2.43%	2.74%	3.00%		3.37%
Ratio of net investment loss to average net assets	(1.32	)%(f)	(0.78)%	(1.13)%	(1.56)%	(2.48)%		(2.85)%
Portfolio turnover rate	67%		93%	82%	122%	74%		71%

(a)                                 Class C Shares of the Fund commenced operations on November 3, 1998.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount is less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                                  If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

(f)                                   Annualized.

50

Munder Growth Opportunities Fund (continued)

	R Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$30.09		$27.20	$28.92	$21.48	$17.20		$20.29
Income/(loss) from investment operations:
Net investment loss	(0.13)		(0.08)	(0.16)	(0.28)	(0.42)		(0.37)
Net realized and unrealized gain/(loss) on investments	6.40		2.97	(0.23)	7.72	4.65		(2.72)
Total from investment operations	6.27		2.89	(0.39)	7.44	4.23		(3.09)
Less distributions:
Distributions from net realized gains	—		—	(1.33)	—	—		—
Short-term trading fees	—		—	0.00 (c)	—	—		0.00 (c)
Fair fund distribution proceeds	—		—	—	—	0.05		—
Net asset value, end of period	$36.36		$30.09	$27.20	$28.92	$21.48		$17.20
Total return(d)	20.84%		10.63%	(0.84)%	34.57%	24.94	%(e)	(15.27)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$705		$916	$752	$383	$162		$28
Ratio of operating expenses to average net assets	1.94	%(f)	1.93%	1.92%	2.22%	2.47%		2.72%
Ratio of net investment loss to average net assets	(0.78	)%(f)	(0.27)%	(0.60)%	(1.03)%	(1.86)%		(2.19)%
Portfolio turnover rate	67%		93%	82%	122%	74%		71%

(a)                                 Class R Shares of the Fund commenced operations on July 29, 2004.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount is less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated.

(e)                                  If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

(f)                                   Annualized.

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Munder Growth Opportunities Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$32.13		$28.90	$30.48	$22.53	$17.94		$21.07
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)		0.07	(0.03)	(0.17)	(0.34)		(0.30)
Net realized and unrealized gain/(loss) on investments	6.85		3.16	(0.22)	8.12	4.86		(2.83)
Total from investment operations	6.79		3.23	(0.25)	7.95	4.52		(3.13)
Less distributions:
Distributions from net realized gains	—		—	(1.33)	—	—		—
Short-term trading fees	—		—	0.00 (c)	—	—		0.00 (c)
Fair fund distribution proceeds	—		—	—	—	0.07		—
Net asset value, end of period	$38.92		$32.13	$28.90	$30.48	$22.53		$17.94
Total return(d)	21.13%		11.21%	(0.36)%	35.29%	25.59	%(e)	(14.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,349		$19,994	$26,138	$12,515	$10,752		$11,243
Ratio of operating expenses to average net assets	1.45	%(f)	1.43%	1.42%	1.76%	2.00%		2.36%
Ratio of net investment income/(loss) to average net assets	(0.32	)%(f)	0.21%	(0.12)%	(0.62)%	(1.51)%		(1.85)%
Portfolio turnover rate	67%		93%	82%	122%	74%		71%

(a)                                 Class Y Shares of the Fund commenced operations on June 1, 1998.

(b)                                 Per share numbers have been calculated using the average shares method.

(c)                                  Amount is less than $0.005 per share.

(d)                                 Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)                                  If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

(f)                                   Annualized.

52

P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5789.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-GROP-PRO (  /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder Index 500 Fund     , 2014

Prospectus

Munder Index 500 Fund

Class A MUXAX
Class R MUXRX
Class Y MUXYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	11
Organization and Management of the Funds	12
Share Price	13
Choosing a Share Class	15
How to Buy Shares	21
How to Exchange Shares	27
How to Sell Shares	30

Distribution and Service Plans	34

Dividends, Distributions, and Taxes	36

Important Fund Policies	40

Other Service Providers	45

Financial Highlights	46
Munder Index 500 Fund	47

Munder Index 500 Fund Summary

Investment Objective

The Fund seeks to provide performance and income that is comparable to the S&P 500® Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.50%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.15%	0.50%	0.00%
Other Expenses	0.23%	0.24%	0.19%
Total Annual Fund Operating Expense	0.58%	0.94%	0.39%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.58%	0.94%	0.39%

(1) A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 15 of the Fund’s Prospectus.

(2) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management (“MST Munder Index 500 Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Index 500 Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$308	$431	$566	$958
Class R	$96	$300	$520	$1,155
Class Y	$40	$125	$219	$493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Index 500 Fund’s, predecessor to the Fund, was 5% of the average value of its portfolio.

2

Principal Investment Strategy

The Sub-Adviser invests, under normal circumstances, at least 80% of the Fund’s assets in equity securities of companies in the S&P 500® Index. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund mean net assets plus the amount of any borrowings for investment purposes.  In practice, the Fund typically holds all 500 of the stocks in the S&P 500® Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

The Fund is managed through the use of a “quantitative” or “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® Index through statistical procedures.  The Sub-Adviser invests in stocks that are included in the S&P 500® Index in approximately the same proportions as they are represented in the index.  As a result, the Sub-Adviser does not use traditional methods of stock selection, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund seeks to achieve a correlation between the performance of its portfolio and the S&P 500® Index of at least 0.95.  A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500® Index.

The Sub-Adviser uses futures contracts to manage cash, accrued dividends and other non-performing assets in an effort to minimize performance disparity between the Fund and the S&P 500® Index.  From time to time, the Sub-Adviser may use exchange-traded funds (ETFs) to manage cash.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• The Fund will invest in the securities included in the S&P 500® Index regardless of market trends. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.

• Derivative instruments, including futures or options contracts used for asset substitution, may not perfectly replicate direct investment in the S&P 500® Index, which could increase tracking error or generate losses.  Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, R and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, R and Y shares of the MST Munder Index 500 Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Class A, R and Y shares have not been restated to reflect any difference in the expenses of the MST Munder Index 500 Fund’s Class A, R and Y shares, respectively. The MST Munder Index 500 Fund commenced operations, and Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class R shares were first offered on July 29, 2004.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 15.83% (quarter ended June 30, 2009)

Lowest -22.12% (quarter ended December 31, 2008)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years		10 Years (or Life of Class)

CLASS Y
Before Taxes	31.72%	17.43%		6.96%
After Taxes on Distributions	29.55%	15.49%		5.73%
After Taxes on Distributions and Sale of Fund Shares	19.69%	14.38%		5.76%

CLASS A
Before Taxes	28.22%	16.67%		6.48%

CLASS R
Before Taxes	31.03%	16.84	%(1)	N/A %

INDEX
S&P 500 Index
Index returns reflect no deduction for fees, expenses, or taxes.	32.39%	17.94%		7.41%

(1)Performance is from July 29, 2004, inception date of Class R shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. (the “Adviser”)

Sub-Adviser

World Asset Management, Inc. (the “Sub-Adviser”)

Portfolio Manager

Eric R. Lessnau is a Senior Portfolio Manager of the Sub-Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2008.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Munder Index 500 Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder Index 500 Fund

The Fund is managed through the use of a “quantitative” or “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® Index through statistical procedures.  The sub-advisor invests in stocks that are included in the S&P 500® Index in approximately the same proportions as they are represented in the index.  As a result, the sub-advisor does not use traditional methods of stock selection, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund seeks to achieve a correlation between the performance of its portfolio and the S&P 500® Index of at least 0.95.  A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500® Index.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

• Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

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Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Tracking risk

The Fund’s ability to track the return of the S&P 500® Index is impacted by the fact that the Fund pays fees and transaction costs, while the Index does not; therefore, the Fund’s returns are likely to be lower than those of the Index. Tracking variance may also result from the impact of share purchases, redemptions and other factors not affecting the Index.

Index strategy risk

• The Fund will invest in the securities included in the S&P 500® Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

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Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class R or Class Y shares of the Fund. Class R and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.20% on the first $250 million, 0.12% on the next $250 million and 0.07% on assets in excess of $500 million. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

The Sub-Adviser

The Adviser and the Fund has entered into a Sub-Advisory Agreement with the Sub-Adviser effective    , 2014. The Sub-Adviser is a registered investment adviser and formerly a division of Munder Capital Management. The Sub-Adviser’s address is 255 E. Brown Street, Birmingham, Michigan 48009. The Adviser pays the Sub-Adviser fees for the management of the Fund’s portfolio. As of June 30, 2014, the Sub-Adviser had $     billion in indexed assets under management.

Portfolio Management

Eric R. Lessnau is the Portfolio Manager of the Munder Index 500 Fund.

Mr. Lessnau is a Senior Portfolio Manager of the Sub-Adviser, and has been with the Sub-Adviser since 2008.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

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shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class R shares.

CLASS R

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R shares pay ongoing distribution and/or service (12b-1) fees.

• Class R shares are only available to certain investors.

• Higher annual expenses than all other share classes.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than all other share classes.

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Share Classes

The Fund offers Class A, Class R and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.50%	2.56%
$100,000 up to $249,999	2.00%	2.04%
$250,000 up to $499,999	1.50%	1.52%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

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intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

• Retirement plans, including Section 401and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

• Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A, the minimum investment required to open an account is $2,500;   no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

23

charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01584 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

33

Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.15% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

35

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

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In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

42

intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

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Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Index 500 Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Index 500 Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class R and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class R and Class Y shares of the MST Munder Index 500 Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

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Munder Index 500 Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$19.73		$18.88	$20.89	$18.22	$16.72	$25.38
Income/(loss) from investment operations:
Net investment income	0.14		0.28	0.25	0.25	0.25	0.34
Net realized and unrealized gain/(loss) on investments	2.99		3.10	0.46	5.05	2.16	(6.64)
Total from investment operations	3.13		3.38	0.71	5.30	2.41	(6.30)
Less distributions:
Dividends from net investment income	(0.17)		(0.27)	(0.25)	(0.26)	(0.25)	(0.36)
Distributions from net realized gains	(1.27)		(2.26)	(2.47)	(2.37)	(0.66)	(2.00)
Total distributions	(1.44)		(2.53)	(2.72)	(2.63)	(0.91)	(2.36)
Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$21.42		$19.73	$18.88	$20.89	$18.22	$16.72
Total return(d)	15.90%		19.77%	4.69%	29.88%	13.98%	(26.59)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$207,992		$194,601	$191,446	$231,167	$201,950	$196,811
Ratio of operating expenses to average net assets	0.73	%(e)	0.75%	0.80%	0.76%	0.72%	0.71%
Ratio of net investment income to average net assets	1.32	%(e)	1.47%	1.30%	1.23%	1.26%	1.87%
Portfolio turnover rate	2%		5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	0.83	%(e)	0.85%	0.90%	0.86%	0.82%	0.81%

(a)         Class A Shares of the Fund commenced operations on December 9, 1992.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class A Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

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Munder Index 500 Fund (continued)

	R Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$19.71		$18.87	$20.88	$18.21	$16.71	$25.38
Income/(loss) from investment operations:
Net investment income	0.10		0.21	0.18	0.18	0.18	0.27
Net realized and unrealized gain/(loss) on investments	2.99		3.09	0.46	5.05	2.16	(6.64)
Total from investment operations	3.09		3.30	0.64	5.23	2.34	(6.37)
Less distributions:
Dividends from net investment income	(0.13)		(0.20)	(0.18)	(0.19)	(0.18)	(0.30)
Distributions from net realized gains	(1.27)		(2.26)	(2.47)	(2.37)	(0.66)	(2.00)
Total distributions	(1.40)		(2.46)	(2.65)	(2.56)	(0.84)	(2.30)
Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$21.40		$19.71	$18.87	$20.88	$18.21	$16.71
Total return(d)	15.71%		19.31%	4.32%	29.45%	13.59%	(26.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,501		$13,050	$10,480	$8,332	$6,492	$6,231
Ratio of operating expenses to average net assets	1.08	%(e)	1.10%	1.16%	1.11%	1.07%	1.06%
Ratio of net investment income to average net assets	0.97	%(e)	1.11%	0.94%	0.88%	0.91%	1.50%
Portfolio turnover rate	2%		5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	1.08	%(e)	1.10%	1.16%	1.11%	1.07%	1.06%

(a)         Class R Shares of the Fund commenced operations on December 29, 2004.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated.

(e)          Annualized.

48

Munder Index 500 Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$19.80		$18.94	$20.94	$18.27	$16.76	$25.43
Income/(loss) from investment operations:
Net investment income	0.16		0.31	0.27	0.28	0.27	0.37
Net realized and unrealized gain/(loss) on investments	2.99		3.11	0.48	5.05	2.18	(6.66)
Total from investment operations	3.15		3.42	0.75	5.33	2.45	(6.29)
Less distributions:
Dividends from net investment income	(0.18)		(0.30)	(0.28)	(0.29)	(0.28)	(0.38)
Distributions from net realized gains	(1.27)		(2.26)	(2.47)	(2.37)	(0.66)	(2.00)
Total distributions	(1.45)		(2.56)	(2.75)	(2.66)	(0.94)	(2.38)
Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$21.50		$19.80	$18.94	$20.94	$18.27	$16.76
Total return(d)	15.98%		19.94%	4.89%	29.99%	14.18%	(26.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,078		$31,188	$17,104	$14,154	$21,021	$27,609
Ratio of operating expenses to average net assets	0.58	%(e)	0.59%	0.65%	0.61%	0.57%	0.55%
Ratio of net investment income to average net assets	1.47	%(e)	1.61%	1.43%	1.38%	1.41%	2.00%
Portfolio turnover rate	2%		5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	0.58	%(e)	0.59%	0.65%	0.61%	0.57%	0.55%

(a)         Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class A Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

49

P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5789.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-MINDEX-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder International Fund-Core Equity     , 2014

Prospectus

Munder International Fund-Core Equity

Class A MAICX
Class C MICCX
Class I MICIX
Class Y MICYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Fund	13
Share Price	14
Choosing a Share Class	15
How to Buy Shares	23
How to Exchange Shares	29
How to Sell Shares	32

Distribution and Service Plans	36

Dividends, Distributions, and Taxes	39

Important Fund Policies	43

Other Service Providers	48

Financial Highlights	49
Munder International Fund-Core Equity	50

Munder International Fund-Core Equity Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%		0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%		0.00%	0.00%
Other Expenses	0.94%	1.66%		817.23%	0.55%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%		0.05%	0.05%
Total Annual Fund Operating Expense	2.04%	3.51%		818.08%	1.40%
Fee Waiver/Expense Reimbursement	(0.52)%	(1.24)%		(817.07)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.52%	2.27%		1.01%	1.27%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 15 of the Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Captial Management (“MST Munder International Fund-Core Equity”), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder International Fund-Core Equity into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,081	$1,517	$2,727
Class C (If you sell your shares at the end of the period.)	$330	$840	$1,603	$3,612
Class I	$103	$376	$726	$1,713
Class Y	$129	$417	$740	$1,657

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$230	$840	$1,603	$3,612

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder International Fund-Core Equity, predecessor to the Fund, was 108% of the average value of its portfolio.

2

Principal Investment Strategy

The Adviser pursues long-term growth of capital in the Fund by investing primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the Adviser may use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

• Derivative instruments, including futures and option contracts used for asset substitution, may not perfectly replicate direct investment in the security.  Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI ACWI ex USA Index . We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, I and Y shares it the bar chart and table below reflect the historical performance of, respectively, the Class A, C, I and Y shares of the MST Munder International Fund-Core Equity, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management).  The performance for the Class A, C, I and Y shares have not been restated to reflect any differences in the expenses of the MST Munder International Fund-Core Equity Class A, C, I and Y shares, respectively. The MST Munder International Fund-Core Equity commenced operations, and the Class A, Class C, Class I and Class Y shares were first offered on August 17, 2007.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder International Fund-Core Equity Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 21.92% (quarter ended June 30, 2009)

Lowest -23.95% (quarter ended September 30, 2008)

4

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	Life of Class (1)
CLASS Y
Before Taxes	20.42%	10.81%	-1.19%
After Taxes on Distributions	18.87%	10.11%	-1.71%
After Taxes on Distributions and Sale of Fund Shares	12.75%	9.09%	-0.53%

CLASS A
Before Taxes	13.44%	9.28%	-2.29%

CLASS C
Before Taxes	18.08%	9.64%	-2.22%

CLASS I
Before Taxes	21.09%	11.13%	-0.91%

INDEX
MSCI ACWI ex USA Index
Index returns reflect no deduction for fees, expenses, or taxes.	15.29%	12.81%	-0.12%

(1)Inception date of the MST Munder International Fund-Core Equity is August 17, 2007.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Peter S. Carpenter is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

Jeffrey R. Sullivan is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

5

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Fund Information

The Munder International Fund-Core Equity (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder International Fund-Core Equity

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities of Companies Traded on Foreign Exchanges

Can include common stock and securities convertible into stock of non-U.S. corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

• Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

A Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

• Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

8

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risks

• Foreign investments risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

• Emerging Markets Investing Risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

9

Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Value investing risk

• Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Geographic focus risk

• The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

Derivatives Risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

10

Smaller company stock risk

• Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

An investment in the Fund is not a complete investment program.

11

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class Y shares of the Fund. Class I and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

12

Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Peter S. Carpenter is the Lead Portfolio Manager, and Jeffrey R. Sullivan is a  Co-Portfolio Manager of the Munder International Fund-Core Equity.

Mr. Carpenter is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Carpenter is a CFA charterholder

Mr. Sullivan  is a Senior Portfolio Manager of the Adviser, and has been with the Adviser or an  affiliate since 2014. Mr. Sullivan is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund’s securities may change on days when shareholders will not be able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS I

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class I shares are only available to certain investors.

• Lower annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than all classes except Class I shares.

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Share Classes

The Fund offers Class A, Class C, Class I and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial

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intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

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Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

• Investors in select fee based programs;

• Current and retired Fund trustees or officers;

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• Directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”**

• Purchases by participants in the Victory Investment Program; and

• Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500;

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I and Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated

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after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders

36

are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

• In the event that a Fund’s direct investments in foreign securities are subject to foreign withholding taxes, the Fund’s yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund’s total assets are stocks or securities of foreign corporations.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

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• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial

45

intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

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You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of managers of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder International Fund-Core Equity, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder International Fund-Core Equity with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class I and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class I and Class Y shares of the MST Munder International Fund-Core Equity, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

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Munder International Fund — Core Equity

	A Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$6.11		$5.61	$7.09	$5.52	$5.46	$9.36
Income/(loss) from investment operations:
Net investment income/(loss)	0.01		0.12	0.12	0.08	0.10	0.10
Net realized and unrealized gain/(loss) on investments	1.06		0.95	(1.27)	1.70	0.12	(3.81)
Total from investment operations	1.07		1.07	(1.15)	1.78	0.22	(3.71)
Less distributions:
Dividends from net investment income	(0.15)		(0.50)	(0.33)	(0.21)	(0.16)	(0.19)
Distributions from net realized gains	(0.21)		(0.07)	—	—	—	—
Total distributions	(0.36)		(0.57)	(0.33)	(0.21)	(0.16)	(0.19)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$6.82		$6.11	$5.61	$7.09	$5.52	$5.46
Total return(d)	17.53%		19.59%	(15.88)%	32.49%	3.87%	(40.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,252		$6,541	$184	$195	$233	$297
Ratio of operating expenses to average net assets	1.47	%(e)	1.47%	1.47%	1.54%	1.61%	1.61%
Ratio of net investment income to average net assets	0.23	%(e)	1.87%	1.99%	1.27%	1.54%	1.30%
Portfolio turnover rate	28%		108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.59	%(e)	2.95%	5.78%	4.28%	2.36%	2.41%

(a)         Class A Shares of the Fund commenced operations on August 16, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

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Munder International Fund — Core Equity (continued)

	C Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$6.06		$5.57	$7.05	$5.49	$5.43	$9.30
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.08	0.05	0.05	0.03	0.07
Net realized and unrealized gain/(loss) on investments	1.06		0.93	(1.24)	1.67	0.15	(3.82)
Total from investment operations	1.04		1.01	(1.19)	1.72	0.18	(3.75)
Less distributions:
Dividends from net investment income	(0.10)		(0.45)	(0.29)	(0.16)	(0.12)	(0.12)
Distributions from net realized gains	(0.21)		(0.07)	—	—	—	—
Total distributions	(0.31)		(0.52)	(0.29)	(0.16)	(0.12)	(0.12)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$6.79		$6.06	$5.57	$7.05	$5.49	$5.43
Total return(d)	17.12%		18.60%	(16.63)%	31.49%	2.92%	(40.54)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,403		$1,266	$16	$90	$73	$103
Ratio of operating expenses to average net assets	2.22	%(e)	2.22%	2.22%	2.29%	2.36%	2.36%
Ratio of net investment income to average net assets	(0.53	)%(e)	1.22%	0.82%	0.69%	0.56%	1.24%
Portfolio turnover rate	28%		108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	3.33	%(e)	3.69%	6.57%	5.03%	3.14%	3.36%

(a)         Class C Shares commenced operations on August 16, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

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Munder International Fund — Core Equity (continued)

	I Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$6.12		$5.61	$7.10	$5.52	$5.46	$9.40
Income/(loss) from investment operations:
Net investment income	0.02		0.13	0.11	0.11	0.12	0.15
Net realized and unrealized gain/(loss) on investments	1.08		0.98	(1.24)	1.72	0.14	(3.85)
Total from investment operations	1.10		1.11	(1.13)	1.83	0.26	(3.70)
Less distributions:
Dividends from net investment income	(0.19)		(0.53)	(0.36)	(0.25)	(0.20)	(0.24)
Distributions from net realized gains	(0.21)		(0.07)	—	—	—	—
Total distributions	(0.40)		(0.60)	(0.36)	(0.25)	(0.20)	(0.24)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$6.82		$6.12	$5.61	$7.10	$5.52	$5.46
Total return(d)	17.93%		20.45%	(15.55)%	33.36%	4.22%	(39.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1		$1	$6,001	$20,836	$39,610	$45,325
Ratio of operating expenses to average net assets	0.96	%(e)	0.96%	0.96%	1.04%	1.10%	1.10%
Ratio of net investment income to average net assets	0.73	%(e)	2.19%	1.90%	1.68%	1.92%	2.45%
Portfolio turnover rate	28%		108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.16	%(e)	5.63%	3.69%	2.12%	1.51%	1.54%

(a)         Class I Shares commenced operations on August 16, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

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Munder International Fund — Core Equity (continued)

	Y Shares
	Period Ended (Unaudited) 12/31/13(b)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$6.11		$5.61	$7.09	$5.52	$5.45	$9.38
Income/(loss) from investment operations:
Net investment income	0.02		0.13	0.12	0.11	0.09	0.16
Net realized and unrealized gain/(loss) on investments	1.06		0.95	(1.25)	1.69	0.16	(3.87)
Total from investment operations	1.08		1.08	(1.13)	1.80	0.25	(3.71)
Less distributions:
Dividends from net investment income	(0.17)		(0.51)	(0.35)	(0.23)	(0.18)	(0.22)
Distributions from net realized gains	(0.21)		(0.07)	—	—	—	—
Total distributions	(0.38)		(0.58)	(0.35)	(0.23)	(0.18)	(0.22)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$6.81		$6.11	$5.61	$7.09	$5.52	$5.45
Total return(d)	17.66%		19.91%	(15.66)%	32.83%	4.14%	(40.00)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,091		$19,111	$1,969	$2,756	$2,317	$3,705
Ratio of operating expenses to average net assets	1.22	%(e)	1.22%	1.22%	1.28%	1.36%	1.36%
Ratio of net investment income to average net assets	0.48	%(e)	2.14%	2.00%	1.64%	1.38%	2.73%
Portfolio turnover rate	28%		108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.33	%(e)	3.02%	5.53%	4.06%	2.19%	2.39%

(a)         Class Y Shares of the Fund commenced operations on August 16, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

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P.O. Box 9701

Providence, RI 02940

Statement of Additional Information (SAI)

The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports

Annual and semi-annual reports, (when available) will contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports (when available), and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-438-5789
By mail	The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-MICE-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July    , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder International Small-Cap Fund      ,2014

Prospectus

Munder International Small-Cap Fund

Class A MISAX
Class C MCISX
Class I MISIX
Class R6 MSSIX
Class Y MYSIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Fund	13
Share Price	14
Choosing a Share Class	15
How to Buy Shares	23
How to Exchange Shares	29
How to Sell Shares	32

Distribution and Service Plans	36

Dividends, Distributions, and Taxes	39

Important Fund Policies	43

Other Service Providers	48

Financial Highlights	49
Munder International Small-Cap Fund	50

Munder International Small-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class I	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%		0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%		0.00%	0.00%	0.00%
Other Expenses	0.30%	1.38%		0.18%	5.37%	0.30%
Acquired Fund Fees and Expenses(3)	0.03%	0.03%		0.03%	0.03%	0.03%
Total Annual Fund Operating Expense	1.53%	3.36%		1.16%	6.35%	1.28%
Fee Waiver/Expense Reimbursement	(0.15)%	(1.23)%		(0.18)%	(5.22)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (4)	1.38%	2.13%		0.98%	1.13%	1.13%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 15 of the Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management (“MST Munder International Small-Cap Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder International Small-Cap Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

1

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$707	$1,002	$1,334	$2.269
Class C (If you sell your shares at the end of the period.)	$316	$797	$1,531	$3,476
Class I	$100	$332	$603	$1,376
Class R6	$115	$915	$2,249	$5,428
Class Y	$115	$375	$673	$1,518

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C
(If you do not sell your shares at the end of the period.)	$216	$797	$1,531	$3,476

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder International Small-Cap Fund, predecessor to the Fund, was 88% of the average value of its portfolio.

2

Principal Investment Strategy

The Adviser pursues long-term growth of capital in the Fund by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index, but may also invest in companies from other countries, including emerging market countries.  The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. With respect to each country in which the Fund invests, a small-capitalization company means any company with a market capitalization that is within such country’s smallest 15% based on market capitalization. The Fund may, however, also invest in equity securities of larger companies.

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

From time to time, the Adviser may use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• Derivative instruments, including futures and option contracts used for asset substitution, may not perfectly replicate direct investment in the security.  Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

3

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I,Class R6 and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the S&P® Developed ex-U.S. SmallCap Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, I, R6 and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C, I, R6 and Y shares of the MST Munder International Small-Cap Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Classes A, C, I, R6 and Y shares have not been restated to reflect any differences in the expenses of the MST Munder International Small-Cap Fund’s Class A, C, I, R6 and Y shares, respectively. The MST Munder International Small-Cap Fund commenced operations, and the Class A, Class C, Class I and Class Y shares were first offered on August 17, 2007. Class R6 shares were first offered on June 1, 2012.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder International Small-Cap Fund’s Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:       %

Highest/lowest quarterly results during this time period were:

Highest 27.25% (quarter ended June 30, 2009)

Lowest -27.05% (quarter ended September 30, 2008)

4

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)		Life of Class (1)

CLASS Y
Before Taxes	32.68%	20.04%		2.49%
After Taxes on Distributions	32.20%	19.91%		2.40%
After Taxes on Distributions and Sale of Fund Shares	19.01%	16.60%		2.08%

CLASS A
Before Taxes	24.95%	18.42%		1.35%

CLASS I
Before Taxes	30.25%	18.86%		1.47%

CLASS R6
Before Taxes	32.81%	37.42	%(2)	N/A

INDEX
S&P® Developed ex-U.S. SmallCap Index
Index returns reflect no deduction for fees, expenses, or taxes.	26.06%	17.72%		0.68%

(1)Inception date of the MST Munder International Small-Cap Fund is August 17, 2007.

(2)Inception date of Class R6 shares is June 1, 2012.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel B. LeVan is a Managing Director of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

John W. Evers is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

5

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Fund Information

The Munder International Small-Cap Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder International Small-Cap Fund

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The Adviser’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.Equity Securities of Companies Traded on Foreign Exchanges

Can include common stock and securities convertible into stock of non-U.S. corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

• Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

A Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

• Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

8

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risks

• Foreign investments risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

9

Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Small Company Stock Risk

• Small companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects.  Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

Geographic focus risk

• The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

10

Derivatives Risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

 An investment in the Fund is not a complete investment program.

11

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R6 or Class Y shares of the Fund. Class I, Class R6 and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

12

Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $      billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.95% on the first $1 billion and 0.90% on assets in excess of $1 billion. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended                , 2014.

Portfolio Management

Daniel B. LeVan is the Lead Portfolio Manager, and John W. Evers is a  Co-Portfolio Manager of the Munder International Small-Cap Fund..

Mr. LeVan is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. LeVan is a CFA charterholder

Mr. Evers  is a Senior Portfolio Manager of the Adviser, and has been with the Adviser or an  affiliate since 2014. Mr. Evers is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

13

Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund’s securities may change on days when shareholders will not be able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

14

Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS I

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class I shares are only available to certain investors.

• Lower annual expenses than all classes except Class R6 shares.

CLASS R6

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R6 shares do not pay ongoing distribution and/or service (12b-1) fees.

• Class R6 shares are only available to certain investors.

• Lower annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than all classes except Class A and Class I shares.

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Share Classes

The Fund offers Class A, Class C, Class I, Class R6 and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial

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intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under

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certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

• Investors in select fee based programs;

• Current and retired Fund trustees or officers;

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• Directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”**

• Purchases by participants in the Victory Investment Program; and

• Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I and Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated

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after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders

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are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser’s or an affiliate’s resources on sales of or investments in, Class R6 shares.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

39

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

40

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

41

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

• In the event that a Fund’s direct investments in foreign securities are subject to foreign withholding taxes, the Fund’s yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund’s total assets are stocks or securities of foreign corporations.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

42

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

43

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

44

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial

45

intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

46

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of a manager of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

47

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

48

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder International Small-Cap Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder International Small-Cap Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class I, Class R6 and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class I, Class R6 and Class Y shares of the MST Munder International Small-Cap Fund.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

49

Munder International Small-Cap Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$8.89		$7.18	$8.36	$5.77	$5.08	$8.73
Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(b)	0.09	0.08	0.06	0.02	0.05
Net realized and unrealized gain/(loss) on investments	1.99		1.73	(1.17)	2.58	0.73	(3.61)
Total from investment operations	1.99		1.82	(1.09)	2.64	0.75	(3.56)
Less distributions:
Dividends from net investment income	(0.16)		(0.11)	(0.09)	(0.05)	(0.06)	(0.09)
Total distributions	(0.16)		(0.11)	(0.09)	(0.05)	(0.06)	(0.09)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.72		$8.89	$7.18	$8.36	$5.77	$5.08
Total return(d)	22.42%		25.49%	(12.90)%	45.85%	14.62%	(40.99)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,296		$5,866	$2,804	$3,421	$725	$1,327
Ratio of operating expenses to average net assets	1.35	%(e)	1.66%	1.71%	1.71%	1.71%	1.71%
Ratio of net investment income to average net assets	0.05	%(e)	1.05%	1.15%	0.82%	0.28%	0.86%
Portfolio turnover rate	29%		88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.73	%(e)	1.87%	1.87%	1.83%	2.07%	2.56%

(a)         Class A Shares of the Fund commenced operations on August 17, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

50

Munder International Small-Cap Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$8.73		$7.05	$8.22	$5.68	$5.03	$8.67
Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)		0.03	0.00 (b)	(0.04)	(0.02)	0.02
Net realized and unrealized gain/(loss) on investments	1.95		1.71	(1.11)	2.58	0.70	(3.59)
Total from investment operations	1.91		1.74	(1.11)	2.54	0.68	(3.57)
Less distributions:
Dividends from net investment income	(0.08)		(0.06)	(0.06)	—	(0.03)	(0.07)
Total distributions	(0.08)		(0.06)	(0.06)	—	(0.03)	(0.07)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.56		$8.73	$7.05	$8.22	$5.68	$5.03
Total return(d)	21.93%		24.57%	(13.42)%	44.72%	13.49%	(41.39)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,019		$307	$146	$639	$2,038	$3,332
Ratio of operating expenses to average net assets	2.10	%(e)	2.38%	2.46%	2.46%	2.46%	2.46%
Ratio of net investment income to average net assets	(0.72	)%(e)	0.35%	0.07%	(0.64)%	(0.35)%	0.38%
Portfolio turnover rate	29%		88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	2.44	%(e)	2.62%	2.68%	2.79%	2.83%	3.33%

(a)         Class C Shares of the Fund commenced operations on August 17, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

51

Munder International Small-Cap Fund (continued)

	I Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$8.94		$7.22	$8.40	$5.80	$5.11	$8.77
Income/(loss) from investment operations:
Net investment income/(loss)	0.03		0.11	0.11	0.08	0.07	0.07
Net realized and unrealized gain/(loss) on investments	2.00		1.76	(1.16)	2.61	0.71	(3.62)
Total from investment operations	2.03		1.87	(1.05)	2.69	0.78	(3.55)
Less distributions:
Dividends from net investment income	(0.21)		(0.15)	(0.13)	(0.09)	(0.09)	(0.11)
Total distributions	(0.21)		(0.15)	(0.13)	(0.09)	(0.09)	(0.11)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.76		$8.94	$7.22	$8.40	$5.80	$5.11
Total return(d)	22.72%		26.13%	(12.39)%	46.52%	15.13%	(40.76)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$204,380		$151,237	$120,329	$139,658	$84,557	$80,598
Ratio of operating expenses to average net assets	0.95	%(e)	1.18%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	0.50	%(e)	1.34%	1.54%	1.04%	1.08%	1.33%
Portfolio turnover rate	29%		88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.27	%(e)	1.28%	1.27%	1.28%	1.35%	1.45%

(a)         Class I Shares of the Fund commenced operations on August 17, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

52

Munder International Small-Cap Fund (continued)

	R6 Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$8.98		$7.19	$6.71
Income/(loss) from investment operations:
Net investment income	0.02		0.17	0.01
Net realized and unrealized gain on investments	2.01		1.69	0.47
Total from investment operations	2.03		1.86	0.48
Less distributions from:
Dividends from net investment income	(0.20)		(0.07)	—
Total distributions	(0.20)		(0.07)	—
Net asset value, end of period	$10.81		$8.98	$7.19
Total return(c)	22.60%		26.03%	7.15%
Ratios to average net assets:
Net assets, end of period (in 000’s)	$141		$94	$27
Ratio of operating expenses to average net assets	1.10	%(d)	1.22%	1.25	%(d)
Ratio of net investment income to average net assets	0.34	%(d)	2.02%	1.15	%(d)
Portfolio turnover rate	29%		88%	67%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.30	%(d)	1.33%	1.25	%(d)

(a)         Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)         Annualized.

53

Munder International Small-Cap Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$8.90		$7.19	$8.37	$5.77	$5.09	$8.74
Income/(loss) from investment operations:
Net investment income	0.02		0.08	0.09	0.06	0.06	0.07
Net realized and unrealized gain/(loss) on investments	2.00		1.76	(1.16)	2.61	0.69	(3.62)
Total from investment operations	2.02		1.84	(1.07)	2.67	0.75	(3.55)
Less distributions:
Dividends from net investment income	(0.19)		(0.13)	(0.11)	(0.07)	(0.07)	(0.10)
Total distributions	(0.19)		(0.13)	(0.11)	(0.07)	(0.07)	(0.10)
Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.73		$8.90	$7.19	$8.37	$5.77	$5.09
Total return(d)	22.69%		25.77%	(12.67)%	46.39%	14.69%	(40.87)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$116,269		$85,886	$140,062	$159,001	$108,224	$45,239
Ratio of operating expenses to average net assets	1.10	%(e)	1.43%	1.46%	1.46%	1.46%	1.46%
Ratio of net investment income to average net assets	0.33	%(e)	0.95%	1.29%	0.77%	0.90%	1.49%
Portfolio turnover rate	29%		88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.50	%(e)	1.60%	1.63%	1.71%	1.82%	2.36%

(a)         Class Y Shares of the Fund commenced operations on August 17, 2007.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount is less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)          Annualized.

54

P.O. Box 9701

Providence, RI 02940

Statement of Additional Information (SAI)

The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports

Annual and semi-annual reports, (when available) will contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports (when available), and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-5438-5789.
By mail	The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-MISC-PRO (    /14)

Subject to Completion

Preliminary prospectus dated July     , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder Mid-Cap Core Growth Fund    , 2014

Prospectus

Munder Mid-Cap Core Growth Fund

Class A MGOAX
Class C MGOTX
Class R MMSRX
Class R6 MGOSX
Class Y MGOYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	8
Risk Factors	9

Investing with Victory	12
Organization and Management of the Funds	13
Share Price	14
Choosing a Share Class	16
How to Buy Shares	24
How to Exchange Shares	30
How to Sell Shares	33

Distribution and Service Plans	37

Dividends, Distributions, and Taxes	39

Important Fund Policies	43

Other Service Providers	48

Financial Highlights	49
Munder Mid-Cap Core Growth Fund	50

Munder Mid-Cap Core Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class R	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%		0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%		0.50%	0.00%	0.00%
Other Expenses	0.31%	0.26%		0.25%	0.16%	0.35%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%		0.07%	0.07%	0.07%
Total Annual Fund Operating Expense	1.38%	2.08%		1.57%	0.98%	1.17%
Fee Waiver/Expense Reimbursement	0.00%	0.00%		0.00%	(0.01)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.38%	2.08%		1.57%	0.97%	1.13%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 16 of the Fund’s Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3) Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management (“MST Munder Mid-Cap Core Growth Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Mid-Cap Core Growth Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$707	$987	$1,287	$2,137
Class C (If you sell your shares at the end of the period.)	$311	$652	$1,119	$2,410
Class R	$160	$496	$855	$1,867
Class R6	$99	$310	$540	$1,199
Class Y	$115	$363	$636	$1,413

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$211	$652	$1,119	$2,410

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Mid-Cap Core Growth Fund, predecessor to the Fund, was 25% of the average value of its portfolio.

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Principal Investment Strategy

The Adviser pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.  Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index ($     billion to $     billion as of June 30, 2014) or within the range of companies included in the Russell Midcap® Index ($     billion to $     billion as of June 30, 2014).

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The Adviser chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on:  above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell Midcap® Index.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities.  From time to time, the Adviser may use exchange-traded funds (ETFs) and/or futures to manage cash.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• A company’s earnings may not increase as expected.

• Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies’ earnings growth does not meet expectations.

• Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

• Derivative instruments, including futures and option contracts used for asset substitution, may not perfectly replicate direct investment in the security.  Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell Midcap® Index and the Russell Midcap® Growth Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C, R, R6 and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C, R, R6 and Y shares of the MST Munder Mid-Cap Core Growth Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Class A, C, R and Y shares have not been restated to reflect any differences in the expenses of the MST Munder Mid Cap Growth Fund’s Class A, C, R and Y shares, respectively. The MST Munder Mid-Cap Core Growth Fund commenced operations, and Class Y shares were first offered on June 24, 1998. Class A shares were first offered on July 1, 2000, Class C shares were first offered on July 14, 2000, Class R shares were first offered on July 29, 2004 and Class R6 shares were first offered on July 1, 2012.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Mid-Cap Core Growth Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:      %

Highest/lowest quarterly results during this time period were:

Highest 16.48% (quarter ended September 30, 2009)

Lowest -25.26% (quarter ended December 31, 2008)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)		10 Years
CLASS Y
Before Taxes	33.71%	20.73%		10.50%
After Taxes on Distributions	33.14%	20.61%		10.40%
After Taxes on Distributions and Sale of Fund Shares	19.55%	17.00%		8.72%

CLASS A
Before Taxes	26.04%	19.07%		9.60%

CLASS C
Before Taxes	31.40%	19.52%		9.39%

CLASS R
Before Taxes	33.04%	20.11	%(1)	N/A

CLASS R6
Before Taxes	33.93%	30.04	%(1)	N/A

INDEX
Russell Midcap® Index
Index returns reflect no deduction for fees, expenses, or taxes.	34.76%	22.36%		10.22%

Russell Midcap® Growth Index
Index returns reflect no deduction for fees, expenses, or taxes.	35.74%	23.37%		9.77%

(1)Inception dates of Class R and Class R6 shares are July 29, 2004 and July 1, 2012, respectively.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Tony Y. Dong is a Co-Chief Investment Officer (Mid Cap Growth) of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2001.

Robert E. Crosby is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Madan Gopal is an Equity Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2009.

Gavin Hayman is an Equity Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2010.

Brian S. Matuszak is an Senior Equity Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2005. He has also assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002.

George L. Sanders II is a Senior Equity Research Associate of the Adviser, and  has been a Portfolio Manager of the Fund (including its predecessor fund) responsible for cash management since 2006.

Sean D. Wright is an Equity Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2014.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services . These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Fund Information

The Munder Mid-Cap Core Growth Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder Mid-Cap Core Growth Fund

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The Adviser chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on:  above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell Midcap® Index.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Equity Securities

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

• Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that any Fund will engage in any hedging transactions.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

• Derivative instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

8

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks

• Market risk is the risk that the market value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

• Stock selection risk is that risk that the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Equity risk

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Growth securities risk

• Growth securities risk is the risk that growth securities might be more sensitive to changes in current or expected earnings than the values of other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

9

Smaller company stock risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ADRs, GDRs and U.S.-traded foreign investments risks

• Political and economic risks, along with other factors, could adversely affect the value of the Fund’s investments in foreign companies.

• Foreign securities risk. Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund’s investments in U.S. companies that have international exposure.

10

Derivatives risk

• Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company/ETF risk

• ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

The Adviser may use several types of investments in furtherance of the Fund’s overall investment objective.  The following risks are those that the Adviser does not consider to be principal risks of the Fund.  Additional risks are included in the Fund’s Statement of Additional Information.

Emerging markets investing risk

• Emerging markets investing risk.  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class R, Class R6 or Class Y shares of the Fund. Class R, Class R6 and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $     billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.75% on the first $6 billion, 0.70% on the next $2 billion and 0.65% on assets in excess of $8 billion. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended           , 2014.

Portfolio Management

Tony Y. Dong is the Lead Portfolio Manager, and Robert E. Crosby, Madan Gopal, Gavin Hayman, Brian S. Matuszak, George L. Sanders II and Sean D. Wright are Co-Portfolio Managers of the Munder Mid-Cap Core Growth Fund.

Tony Y. Dong is a Co-Chief Investment Officer (Mid Cap Growth) of the Adviser, and has been with the Adviser since 2014. Mr. Dong is a CFA charterholder.

Robert E. Crosby is a Senior Portfolio Manager of the Adviser, and has been with the Adviser since 2014. Mr. Crosby is a CFA charterholder.

Madan Gopal is an Equity Analyst of the Adviser, and has been with the Adviser since 2014.

Gavin Hayman is an Equity Analyst of the Adviser, and has been with the Adviser since 2014. Mr. Hayman is a CFA charterholder.

Brian S. Matuszak is an Senior Equity Analyst of the Adviser, and has been with the Adviser since 2014. Mr. Matuszak is a CFA charterholder.

George L. Sanders II is a Senior Equity Research Associate of the Adviser, and has been with the Adviser since 2014.

Sean D. Wright is an Equity Analyst of the Adviser, and has been with the Adviser since 2014.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

13

Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of

14

shareholders or level of assets. You may also find the Fund’s NAV by calling 800-539-3863 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

15

Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C and Class R shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS R

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R shares pay ongoing distribution and/or service (12b-1) fees.

• Class R shares are only available to certain investors.

• Higher annual expenses than all classes except Class C shares.

CLASS R6

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class R6 shares do not pay ongoing distribution and/or service (12b-1) fees.

• Class R6 shares are only available to certain investors.

• Lower annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than Class A, Class C and Class R shares.

16

Share Classes

The Fund offers Class A, Class C, Class R, Class R6 and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial

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intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory — Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption

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proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

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Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

•Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for  Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange

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will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may

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terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares as applicable for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services

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intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser’s or an affiliate’s resources on sales of or investments in, Class R6 shares.

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Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

41

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Important Information about Taxes

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

42

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

44

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the

45

intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Funds’ Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

46

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of managers of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

47

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

48

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Mid-Cap Core Growth Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Mid-Cap Core Growth Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C, Class R, Class R6 and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C, Class R, Class R6 and Class Y shares of the MST Munder Mid-Cap Growth Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

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Munder Mid-Cap Core Growth Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$36.60		$29.99	$30.44	$22.01	$18.16	$26.92
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)		(0.01)	(0.08)	(0.09)	(0.01)	0.04
Net realized and unrealized gain/(loss) on investments	6.07		6.62	(0.37)	8.52	3.89	(8.77)
Total from investment operations	6.00		6.61	(0.45)	8.43	3.88	(8.73)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.03)	—
Distributions from net realized gains	(0.79)		—	—	—	—	(0.03)
Total distributions	(0.79)		—	—	—	(0.03)	(0.03)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$41.81		$36.60	$29.99	$30.44	$22.01	$18.16
Total return(d)	16.40%		22.04%	(1.48)%	38.30%	21.34%	(32.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,489,521		$1,311,428	$1,231,903	$1,505,526	$1,306,682	$1,367,350
Ratio of operating expenses to average net assets	1.31	%(e)	1.33%	1.32%	1.33%	1.34%	1.35%
Ratio of net investment income/(loss) to average net assets	(0.35	)%(e)	(0.04)%	(0.28)%	(0.32)%	(0.06)%	0.21%
Portfolio turnover rate	15%		25%	48%	65%	52%	65%

(a)    Class A Shares of the Fund commenced operations on July 3, 2000.

(b)   Per share numbers have been calculated using the average shares method.

(c)    Amount represents less than $0.005 per share.

(d)   Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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Munder Mid-Cap Core Growth Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$33.49		$27.65	$28.27	$20.60	$17.10	$25.55
Income/(loss) from investment operations:
Net investment loss	(0.20)		(0.24)	(0.28)	(0.27)	(0.17)	(0.10)
Net realized and unrealized gain/(loss) on investments	5.54		6.08	(0.34)	7.94	3.67	(8.32)
Total from investment operations	5.34		5.84	(0.62)	7.67	3.50	(8.42)
Less distributions:
Distributions from net realized gains	(0.79)		—	—	—	—	(0.03)
Total distributions	(0.79)		—	—	—	—	(0.03)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$38.04		$33.49	$27.65	$28.27	$20.60	$17.10
Total return(d)	15.95%		21.12%	(2.19)%	37.23%	20.47%	(32.96)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$246,102		$214,548	$198,296	$245,023	$214,746	$230,909
Ratio of operating expenses to average net assets	2.06	%(e)	2.08%	2.07%	2.08%	2.09%	2.10%
Ratio of net investment loss to average net assets	(1.10	)%(e)	(0.79)%	(1.04)%	(1.07)%	(0.81)%	(0.55)%
Portfolio turnover rate	15%		25%	48%	65%	52%	65%

(a)    Class C Shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 14, 2000.

(b)   Per share numbers have been calculated using the average shares method.

(c)    Amount represents less than $0.005 per share.

(d)   Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)    Annualized.

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Munder Mid-Cap Core Growth Fund (continued)

	R Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$35.96		$29.54	$30.05	$21.79	$18.00	$26.76
Income/(loss) from investment operations:
Net investment income/(loss)	(0.12)		(0.09)	(0.15)	(0.15)	(0.07)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	5.96		6.51	(0.36)	8.41	3.86	(8.73)
Total from investment operations	5.84		6.42	(0.51)	8.26	3.79	(8.73)
Less distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(0.79)		—	—	—	—	(0.03)
Total distributions	(0.79)		—	—	—	—	(0.03)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Net asset value, end of period	$41.01		$35.96	$29.54	$30.05	$21.79	$18.00
Total return(d)	16.24%		21.73%	(1.70)%	37.91%	21.06%	(32.62)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,858		$55,047	$52,931	$56,978	$47,354	$59,485
Ratio of operating expenses to average net assets	1.56	%(f)	1.58%	1.56%	1.58%	1.59%	1.60%
Ratio of net investment income/(loss) to average net assets	(0.59	)%(f)	(0.28)%	(0.54)%	(0.57)%	(0.33)%	0.00	%(e)
Portfolio turnover rate	15%		25%	48%	65%	52%	65%

(a)    Class R Shares of the Fund commenced operations on July 29, 2004.

(b)   Per share numbers have been calculated using the average shares method.

(c)    Amount represents less than $0.005 per share.

(d)   Total return represents aggregate total return for the period indicated.

(e)    Amount is less than 0.005%.

52

Munder Mid-Cap Core Growth Fund (continued)

	R6 Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$37.66		$30.71	$28.95
Income/(loss) from investment operations:
Net investment income	0.03		0.14	0.02
Net realized and unrealized gain	6.22		6.81	1.74
Total from investment operations	6.25		6.95	1.76
Less Distributions From:
Dividends from net investment income	(0.01)		—	—
Distributions from net realized gains	(0.79)		—	—
Total distributions	$(0.80)		$—	$—
Net asset value, end of period	$43.11		$37.66	$30.71
Total return(c)	16.61%		22.63%	6.08%
Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$353,945		$72,090	$53
Ratio of operating expenses to average net assets	0.90	%(d)	0.89%	0.84	%(d)
Ratio of net investment income to average net assets	0.15	%(d)	0.39%	0.65	%(d)
Portfolio turnover rate	15%		25%	48%

(a)         Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Total return represents aggregate total return for the period indicated.

(d)         Annualized.

53

Munder Mid-Cap Core Growth Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$37.58		$30.71	$31.09	$22.44	$18.51	$27.37
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.07	(0.01)	(0.02)	0.05	0.10
Net realized and unrealized gain/(loss) on investments	6.23		6.80	(0.37)	8.68	3.96	(8.93)
Total from investment operations	6.21		6.87	(0.38)	8.66	4.01	(8.83)
Less distributions:
Dividends from net investment income	—		—	—	(0.01)	(0.08)	—
Distributions from net realized gains	(0.79)		—	—	—	—	(0.03)
Total distributions	(0.79)		—	—	(0.01)	(0.08)	(0.03)
Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$43.00		$37.58	$30.71	$31.09	$22.44	$18.51
Total return(d)	16.53%		22.37%	(1.22)%	38.59%	21.67%	(32.26)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,960,849		$3,605,966	$3,018,188	$3,015,321	$2,109,229	$1,656,032
Ratio of operating expenses to average net assets	1.06	%(e)	1.08%	1.06%	1.08%	1.09%	1.11%
Ratio of net investment income/(loss) to average net assets	(0.10	)%(e)	0.21%	(0.04)%	(0.07)%	0.20%	0.50%
Portfolio turnover rate	15%		25%	48%	65%	52%	65%

(a)         Class Y Shares of the Fund commenced operations on June 24, 1998.

(b)         Per share numbers have been calculated using the average shares method.

(c)          Amount represents less than $0.005 per share.

(d)         Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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P.O. Box 9701
Providence, RI 02940

Statement of Additional Information (SAI): The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-438-5789.	By mail: The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-4852

VF-MCCG-PRO (   /14)

Subject to Completion

Preliminary prospectus dated July   , 2014

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Munder Total Return Bond Fund     , 2014 Prospectus

Class A  MUCAX

Class C  MUCCX

Class Y  MUCYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-438-5789

The Victory Portfolios

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Investment Performance	4
Management of the Fund	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7
Investments	9
Risk Factors	11

Investing with Victory	14
Organization and Management of the Funds	15
Share Price	16
Choosing a Share Class	18
How to Buy Shares	26
How to Exchange Shares	32
How to Sell Shares	35

Distribution and Service Plans	39

Dividends, Distributions, and Taxes	42

Important Fund Policies	46

Other Service Providers	51

Financial Highlights	52
Munder Total Return Bond Fund	53

Munder Total Return Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of current income. Its secondary objective is capital appreciation..

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class Y
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	2.00%	NONE		NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%		0.40%
Distribution (12b-1) Fees	0.25%	1.00%		0.00%
Other Expenses	0.41%	0.58%		0.23%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%		0.02%
Total Annual Fund Operating Expenses	1.08%	2.00%		0.65%
Fee Waiver/Expense Reimbursement	(0.21)%	(0.38)%		(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	0.87%	1.62%		0.62%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 18 of the Fund’s Prospectus.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of each class of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of the corresponding class of the Fund’s predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management (“MST Munder Bond Fund”) as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Bond Fund into the Fund (expected to be through October 1, 2016).  Because the level of expense limitation has not been determined as of the date of this prospectus, the Fund’s net expenses may be higher or lower than that shown in the table above. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$287	$495	$743	$1,453
Class C (If you sell your shares at the end of the period.)	$265	$552	$1,006	$2,264
Class Y	$63	$202	$356	$805

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$165	$552	$1,006	$2,264

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate MST Munder Bond Fund, predecessor to the Fund, was 373% of the average value of its portfolio.

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Principal Investment Strategy

The Adviser pursues the Fund’s investment objectives by investing, under normal circumstances, at least 80% of the Fund’s assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Adviser uses bond market sector allocation, yield curve positioning, and comprehensive credit analysis to select securities for the Fund.

Bonds, also known as fixed income securities, in which the Fund may invest include without limitation:  U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., yankee bonds).

The bonds in which the Fund will invest will generally be rated investment grade or better, or if unrated, of comparable quality. However, the Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. The Fund may also utilize dollar roll transactions, which are series of purchase and sale transactions, to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Adviser may enter into futures and/or credit default swap contracts and the Adviser may use exchange-traded funds (ETFs).

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities.

Principal Risks

The Fund’s investments are subject to the following principal risks:

• The market values of the securities acquired by the Fund may decline.

• The portfolio manager may not execute the Fund’s principal investment strategy effectively.

• Interest rates may rise or the rate of inflation may increase.

• A debt issuer’s credit quality may be downgraded or an issuer may default. This risk is greater for any investment in below-investment-grade securities.

• The Fund may reinvest at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of asset-backed or mortgage-related securities.

• The average life of a asset-backed or mortgage-related security is shortened or lengthened.

• The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

• Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• Derivative instruments, including futures and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

• To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

• An investment company (ETF) in which the Fund invests does not achieve its investment objective.

• Investments in below-investment-grade debt securities may be less liquid and are subject to a greater risk of loss than investment-grade securities. Such securities may experience greater price volatility and higher default rates during periods of adverse market conditions.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays U.S. Aggregate Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A, C and Y shares in the bar chart and table below reflect the historical performance of, respectively, the Class A, C and Y shares of the MST Munder Bond Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The performance for Class A, C and Y shares have not been restated to reflect any differences in the expenses of the MST Munder Bond Fund’s Class A, C and Y shares, respectively. The MST Munder Bond Fund commenced operations, and the Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class C shares were first offered on March 25, 1996.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Bond Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 6/30/14:    %

Highest/lowest quarterly results during this time period were:

Highest 6.22% (quarter ended September 30, 2009)

Lowest -3.05% (quarter ended June 30, 2004)

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Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years
CLASS Y
Before Taxes	0.26%	6.19%	4.65%
After Taxes on Distributions	-1.28%	4.62%	3.00%
After Taxes on Distributions and Sale of Fund Shares	0.14%	4.20%	2.96%

CLASS A
Before Taxes	-4.07%	5.05%	3.97%

CLASS C
Before Taxes	-1.71%	5.13%	3.61%

INDEX
Barclays U.S. Aggregate Bond
Index Index returns reflect no deduction for fees, expenses or taxes.	-2.02%	4.44%	4.55%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

Richard A. Consul is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

S. Brad Fush is a Director — Fixed Income Credit Research of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Edward D. Goard is a Managing Director and Chief Investment Officer (Fixed Income) of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2009.

James R. Kelts is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Gregory D. Oviatt is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

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Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Munder Total Return Bond Fund (the “Fund”) is a mutual fund and is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following sections describe additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Investment Strategy of the Munder Total Return Bond Fund

The Adviser pursues the Fund’s investment objective by investing in a broad range of bonds.  The Adviser uses bond market sector allocation, yield curve positioning, and comprehensive credit analysis to select securities for the Fund. The bonds in which the Fund will invest will generally be rated investment grade or better, or if unrated, of comparable quality. However, the Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.

Victory Capital Management Inc., which we refer to as the Adviser throughout this Prospectus, manages the Fund.

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There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures.

The Fund measurers its performance against the Barclays U.S. Aggregate Bond Index. The Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value. It is not possible to invest directly in an index.

If you would like to receive additional copies of any materials, please call the Victory Funds at
800-438-5789 or please visit VictoryFunds.com.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. A Fund will not necessarily buy all of the securities listed below.

U.S. Government Securities*

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities*

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (“SLMA” or Sallie Mae), The Federal Farm Credit Bank (“FFCB”), and Federal Home Loan Banks. Certain instrumentalities are “wholly-owned Government corporations,” such as the Tennessee Valley Authority (“TVA”).

Corporate Debt Obligations

Debt instruments issued by corporations. They may be secured or unsecured.

Convertible or Exchangeable Corporate Debt Obligations

Debt instruments that may be exchanged or converted to other securities.

Mortgage-Backed Securities

Instruments secured by a mortgage or pools of mortgages.

When-Issued, To-Be-Announced (“TBA”) and Delayed-Delivery Securities

A security that is purchased or sold for delivery at a later time.  In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date.

Zero Coupon Bonds

These securities are purchased at a discount from face value. The bond’s face value is received at maturity, with no interest payments before then.

International Bonds

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.

*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly-owned government corporations.

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Asset Backed Securities

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Investment Companies

The Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

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Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks:

• Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Debt security risks:

• Interest rate risk is the risk that the value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. In 2013, the Board of Governors of the Federal Reserve System began to reduce its asset purchases under its “quantitative easing” program and is likely to continue to reduce such purchases until the program is concluded. Any such changes to the quantitative easing program could lead to a general rise in interest rates and/or market volatility.

• Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

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• Reinvestment risk is the risk that when interest rates are declining the Fund that receives interest income or prepayments on a security will have to reinvest these amounts at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

• Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor’s (S&P), Fitch, Inc., and Moody’s Investor Service (Moody’s).

Mortgage-related risks:

• Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates. Interest rate levels and other factors may affect the frequency of mortgage prepayments, which in turn can affect the average life a pool of mortgage-related securities.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities.

• Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund’s portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

When-issued, TBA and delayed-delivery securities risk:

• When-issued, TBA and delayed-delivery securities risk is the risk that the market value of the security issued on a when-issued, TBA or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s NAV. There is also the risk that a party fails to deliver the security on time or at all.

Below-investment-grade securities risk

• Below-investment-grade securities (“junk bonds”) are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities. See the Appendix in the back of the prospectus.

Active trading risk:

• Active trading risk is the risk that, to the extent a Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade a Fund’s portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Foreign investments risks:

• Foreign investments risk. Foreign investments (including depositary receipts) involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts.

• Political risk. Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation,

12

confiscation of property, difficulties in enforcing contracts and economic and political disruptions. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments more volatile than U.S. investments.

• Liquidity risk. Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges.

• Currency risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

• Legal risk. Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Derivatives risks:

• Derivatives risks. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Investment company risk:

• Investment company risk is the risk that the Fund’s ability to achieve its investment objective may be directly related to the ability of any underlying invstment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C or Class Y shares of the Fund. Class Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of the Fund.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-438-5789. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you should inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of June 30, 2014, the Adviser managed or advised assets totaling in excess of $    billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 0.40%. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended        , 2014.

Portfolio Management

Richard A. Consul, S. Brad Fush, Edward D. Goard, James Rl Keltis and Gregory D. Oviatt are Co-Portfolio Managers of the Munder Total Return Bond Fund.

Mr. Consul is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund since 2012.

Mr. Fush is a Director — Fixed Income Credit Research of the Adviser, and has been a Portfolio Manager of the Fund since 2012.

Mr. Goard is a Managing Director and Chief Investment Officer (Fixed Income) of the Adviser, and has been a Portfolio Manager of the Fund since 2009.

Mr. Kelts is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund since 2012.

Mr. Oviatt is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund since 2012.

The Portfolio Managers listed for the Fund are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Share Price

The Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted.

A business day is a day on which the NYSE and the bond market are open. If the Securities Industry and Financial Markets Association (“SIFMA”) recommends that government securities dealers close before the close of regular trading on the NYSE (the Alternative Closing Time), the Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If the Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

16

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-438-5789 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than all other classes ofshares.

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Share Classes

The Fund offers Class A, Class C and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offer only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge investment decreases as the amount that you invest increases. The current sales charge rates are listed below.

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on their website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary;

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(ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charges in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans, and IRA rollovers from such plans, if a Victory Class A share

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

g. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

h. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

i. Investors that have an investment account with the Adviser.

j. Individuals who reinvest the proceeds of redemptions from Class Y or I shares of another Victory Fund within 60 days of redemption.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC imposed on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or

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waiver of this CDSC under certain circumstances. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

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Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

• Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

• Purchases by:

i. current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust).

ii. directors, trustees, employees, and family members of employees of the Adviser (including those from Munder Capital Management) or “Affiliated Providers”.**

iii. investment advisory clients of the Adviser.

iv. investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-438-5789. You can also download an Account Application by visiting the Funds’ website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 9701
Providence, RI 02940.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for their services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If you investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your Initial Purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-438-5789 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account to invest in shares of a Fund.

Other Purchase Rules You Should Know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 9701 Providence, RI 02940

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds 4400 Computer Drive Westborough, MA 01581 PHONE: 800-438-5789

BY WIRE	Call 800-438-5789 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-438-5789

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-438-5789 or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective net asset values of the share classes next

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calculated after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are exchanged for or converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time, the Alternative Closing Time, (if applicable), or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. Eastern Time, the Alternative Closing Time or the close of regular trading (whichever time is earlier). You cannot redeem your shares at www.VictoryFunds.com.

 BY TELEPHONE

The easiest way to redeem shares is by calling 800-438-5789. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE or before the Alternative Closing Time (whichever time is earlier), your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE or after the Alternative Closing Time (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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•The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted Distribution and Service Plans for Class A and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets of its Class A shares. The fee is paid for general distribution services, for selling Class A shares, as applicable, and for providing personal services to its shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the

39

Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares’ average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its Class C shares’ average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check a Fund’s distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pay dividends monthly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

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DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Dividends from the Fund’s net income and short-term capital gains are taxable as ordinary income; dividends from the Fund’s long-term capital gains are taxable as long-term capital gain.

• Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

• An exchange of the Fund’s shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

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Important Information about Taxes

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

46

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this prospectus under “Share Price,” to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

47

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-438-5789.

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and

48

deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and filed these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

49

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s Statement of Additional Information or on the Fund’s website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Victory Funds at 800-438-5789, and they will be delivered promptly.

Manager of Managers Structure

The Fund’s initial shareholder has approved the use of managers of managers structure for the Fund.  Accordingly, subject to the review and approval of the Board, and notice to shareholders, the Fund may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Fund’s investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  The Adviser would enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit the Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Fund.

The Fund would adopt a manager of managers structure in reliance on an order received from the Securities and Exchange Commission, or any amended or superseding order obtained in the future (the “SEC Order”).  The Fund and the Adviser would comply with the relevant restrictions and conditions contained in the SEC Order, which were designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

50

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administratorand sub-fund accountant for the Fund.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

51

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the Fund reflect the historical financial highlights of the MST Munder Bond Fund, a separate series of Munder Series Trust managed by Munder Capital Management. Upon the completion of the reorganization of MST Munder Bond Fund with and into the Fund, which is expected to occur on or about September 30, 2014, the Class A, Class C and Class Y shares of the Fund will assume the performance, financial and other historical information of the Class A, Class C and Class Y shares of the MST Munder Bond Fund, respectively.

The information for each period presented, except the semi-annual period ended December 31, 2013, has been audited by Ernst & Young LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling the Fund at 800-438-5789 and at VictoryFunds.com.

52

Munder Total Return Bond Fund

	A Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.75		$9.93		$9.59		$9.53		$8.81		$9.22
Income/(loss) from investment operations:
Net investment income	0.18		0.28		0.37		0.37		0.38		0.44
Net realized and unrealized gain/(loss) on investments	0.03		(0.15)		0.34		0.08		0.71		(0.39)
Total from investment operations	0.21		0.13		0.71		0.45		1.09		0.05
Less distributions:
Dividends from net investment income	(0.17)		(0.31)		(0.37)		(0.39)		(0.37)		(0.46)
Total distributions	(0.17)		(0.31)		(0.37)		(0.39)		(0.37)		(0.46)
Net asset value, end of period	$9.79		$9.75		$9.93		$9.59		$9.53		$8.81
Total return(c)	2.18%		1.24%		7.49%		4.84%		12.60%		0.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,358		$26,071		$35,134		$17,479		$19,533		$18,460
Ratio of operating expenses to average net assets	0.85	%(d)	0.78%		0.65%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	3.57	%(d)	2.76%		3.83%		3.87%		4.14%		4.95%
Portfolio turnover rate	122	%(e)	373	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	1.23	%(d)	1.19%		1.19%		1.11%		1.04%		1.00%

(a)           Class A Shares of the Fund commenced operations on December 9, 1992.

(b)          Per share numbers have been calculated using the average shares method.

(c)           Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)          Annualized

(e)           The portfolio turnover rates excluding mortgage dollar roll transactions were 59% for the period ended December 31, 2013 and 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

53

Munder Total Return Bond Fund (continued)

	C Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.82		$10.00		$9.65		$9.59		$8.87		$9.28
Income/(loss) from investment operations:
Net investment income	0.14		0.20		0.31		0.30		0.32		0.37
Net realized and unrealized gain/(loss) on investments	0.03		(0.15)		0.33		0.08		0.70		(0.38)
Total from investment operations	0.17		0.05		0.64		0.38		1.02		(0.01)
Less distributions:
Dividends from net investment income	(0.13)		(0.23)		(0.29)		(0.32)		(0.30)		(0.40)
Total distributions	(0.13)		(0.23)		(0.29)		(0.32)		(0.30)		(0.40)
Net asset value, end of period	$9.86		$9.82		$10.00		$9.65		$9.59		$8.87
Total return(c)	1.78%		0.48%		6.75%		4.03%		11.67%		(0.02)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,124		$7,270		$6,101		$4,563		$5,352		$6,067
Ratio of operating expenses to average net assets	1.60	%(d)	1.54%		1.40%		1.40%		1.40%		1.40%
Ratio of net investment income to average net assets	2.85	%(d)	1.93%		3.12%		3.12%		3.39%		4.17%
Portfolio turnover rate	122	%(e)	373	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	1.98	%(d)	1.94%		1.94%		1.87%		1.79%		1.76%

(a)           Class C Shares of the Fund commenced operations on December 16, 2007.

(b)          Per share numbers have been calculated using the average shares method.

(c)           Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)          Annualized

(e)           The portfolio turnover rates excluding mortgage dollar roll transactions were 59% for the period ended December 31, 2013 and 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

54

Munder Total Return Bond Fund (continued)

	Y Shares
	Period Ended 12/31/13(b) (Unaudited)		Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.77		$9.95		$9.61		$9.54		$8.83		$9.24
Income/(loss) from investment operations:
Net investment income	0.19		0.30		0.40		0.40		0.41		0.46
Net realized and unrealized gain/(loss) on investments	0.03		(0.15)		0.33		0.09		0.70		(0.38)
Total from investment operations	0.22		0.15		0.73		0.49		1.11		0.08
Less distributions:
Dividends from net investment income	(0.18)		(0.33)		(0.39)		(0.42)		(0.40)		(0.49)
Total distributions	(0.18)		(0.33)		(0.39)		(0.42)		(0.40)		(0.49)
Net asset value, end of period	$9.81		$9.77		$9.95		$9.61		$9.54		$8.83
Total return(c)	2.31%		1.49%		7.75%		5.20%		12.73%		0.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,331		$50,526		$51,897		$83,353		$84,690		$94,872
Ratio of operating expenses to average net assets	0.60	%(d)	0.53%		0.40%		0.40%		0.40%		0.40%
Ratio of net investment income to average net assets	3.84	%(d)	2.93%		4.13%		4.12%		4.39%		5.24%
Portfolio turnover rate	122	%(e)	373	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	0.98	%(d)	0.94%		0.94%		0.87%		0.79%		0.75%

(a)           Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)          Per share numbers have been calculated using the average shares method.

(c)           Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)          Annualized.

(e)           The portfolio turnover rates excluding mortgage dollar roll transactions were 59% for the period ended December 31, 2013 and 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

55

P.O. Box 9701

Providence, RI 02940

Statement of Additional Information (SAI) — The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports — Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 438-5789.
By mail	The Victory Funds P.O. Box 9701 Providence, RI 02940

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.
On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-MTRB-PRO (    /14)

Subject to Completion

Preliminary Statement of Additional Information dated          , 2014

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	Class R6	CLASS Y
Integrity Micro-Cap Equity Fund	MMEAX	MMECX	—	MMERX	—	MMEYX
Integrity Mid-Cap Value Fund	MAIMX	—	—	—	—	MYIMX
Integrity Small/Mid-Cap Value Fund	MAISX	—	—	—	—	MYISX
Integrity Small-Cap Value Fund	VSCVX	MCVSX	—	MRVSX	MVSSX	VSVIX
Munder Emerging Markets Small-Cap Fund	MAEMX	—	—	—	—	MYEMX
Munder Growth Opportunities Fund	MNNAX	MNNCX	—	MNNRX	—	MNNYX
Munder Index 500 Fund	MUXAX	—	—	MUXRX	—	MUXYX
Munder International Fund-Core Equity	MAICX	MICCX	MICIX	—	—	MICYX
Munder International Small-Cap Fund	MISAX	MCISX	MISIX	—	MSSIX	MYSIX
Munder Mid-Cap Core Growth Fund	MGOAX	MGOTX	—	MMSRX	MGOSX	MGOYX
Munder Total Return Bond Fund	MUCAX	MUCCX	—	—	—	MUCYX

            , 2014

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, all of which are dated      , 2014, as they may be amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectuses.  Copies of the prospectuses may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The financial highlights contained in the prospectus for the Integrity Micro-Cap Equity Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Munder Emerging Markets Small-Cap Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund Munder International Fund-Core Equity, Munder International Small-Cap Fund, Munder Mid-Cap Core Growth Fund and the Munder Total Return Bond Fund reflect the historical financial highlights of the Munder Micro-Cap Equity Fund, Munder Integrity Mid-Cap Value Fund, Munder Integrity Small/Mid-Cap Value Fund, Munder Veracity Small-Cap Value Fund, Munder Emerging Markets Small-Cap Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund, Munder International Fund-Core Equity, Munder International Small-Cap Fund, Munder Mid-Cap Core Growth Fund and the Munder Bond Fund, series of the Munder Series Trust (the “Munder Funds”), respectively. Upon completion of the reorganizations of the Munder Funds with and into the Funds, expected on or about September 30, 2014, the Class A, Class C, Class I, Class R, Class R6 and Class Y shares of the Funds will assume the performance, financial and other historical information of the Class A, Class C, Class I, Class R, Class R6 and Class Y shares of the Munder Funds, respectively.

The Munder Funds’ financial statements, including the Financial Highlights for the fiscal year ended June 30, 2014, as presented in the 2014 annual reports to shareholders and the reports to shareholders therein of the prior independent registered public account firm to the Munder Funds, appearing therein, are incorporated by reference into this SAI.  You may obtain a copy of the Funds’ most recent annual report at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION.

The Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company.  The Trust currently consists of 27 series (each a “Fund,” and collectively, the “Funds”) of units of beneficial interest (“shares”).

This SAI relates to the shares of 11 Funds and their respective classes.  Much of the information contained in this SAI expands on subjects discussed in the Funds’ prospectuses.  Capitalized terms not defined herein are used as defined in the prospectuses.  No investment in shares of a Fund should be made without first reading that Fund’s prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund’s investment objective is non-fundamental.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  All Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds’ investment policies set forth in the prospectuses.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds.  The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.             Senior Securities.

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300 percent minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction).  In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.             Underwriting.

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing.

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5 percent are subject to the minimum 300 percent asset coverage requirement.  If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300 percent due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300 percent minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.             Real Estate.

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending.

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.             Commodities.

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.             Concentration.

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities.

Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid.  If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Difficulty in selling illiquid securities may result in a loss to a Fund.  Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”).  This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) commercial paper”), unless the Fund’s adviser (“Adviser”) determines that such securities are liquid.  The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board.

It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

2.             Other Investment Companies.

Each of the Funds may invest in securities issued by other investment companies, including ETFs.  As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.  Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.  These limitations do not apply to investments in investment companies through a master-feeder type arrangement.  In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those that may be affiliated with the Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes.  Certain of these investment companies, known as ETFs, are traded on a securities exchange.  The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded.  Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Examples of ETFs include:  iShares, SPDRs®, Select Sector SPDRs® and NASDAQ 100 Shares.  Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

3.             Miscellaneous.

a.             Lending or Borrowing.

Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Borrowing may be unsecured.  The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

INVESTMENT STRATEGIES.

Each Fund’s principal investment strategies are described in its prospectus.  To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures.

Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund.  This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions.  From time to time, however, each Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Short Sales.  Each of the Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts.  To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, a Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.  The amount designated on a Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short.  This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when a Fund is unable to borrow the same security from another lender.  If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs.  A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium.  A Fund also will incur transaction costs in effecting short sales.  The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, a Fund may make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security that a Fund owns or has the right to obtain at no additional cost.  A Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Lending of Portfolio Securities.  To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions.  Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.  Collateral will be received and maintained by the Funds’ custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the relevant Fund.  Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities.  For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above.  For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities.  The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities.  The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”.  The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially.  In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this

SAI.  The following also contains a brief description of the risk factors related to these securities.  The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus and this SAI.

For purposes of this SAI, the Integrity Micro-Cap Equity Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Munder Emerging Markets Small-Cap Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund, Munder Mid-Cap Core Growth Fund, Munder International Fund-Core Equity and Munder International Small-Cap Fund are referred to as the “Equity Funds”, while the Munder Total Return Bond Fund will be referred to as the “Bond Fund”.

Debt Securities.

Asset-Backed Securities (“ABS”).  The Bond Fund may invest in ABS (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets).  Consistent with each Fund’s investment objectives and policies, the Adviser also may invest in other types of ABS.  (Also see “Mortgage-Related Securities” below).

ABS are bonds backed by pools of loans or other receivables.  ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.  ABS are issued through special purpose vehicles that are separate from the issuer of the collateral.  The credit quality of an ABS transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities.  ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The average life of ABS varies with the maturities of the underlying instruments.  The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments.  The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets.  Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations.  Each of the Funds may invest in U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches.  The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.  Investments by a Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.  Generally, a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risks. However, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Commercial Paper.  Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations).  Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO.  To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein.  Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend.  In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Inflation-Indexed Bonds.  The Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower-Rated Debt Securities.  Except for the Bond Fund, each Fund may not invest more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.  The Bond Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities.  A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P or Baa3 or higher by Moody’s.  Whether or not a security is investment grade will be determined based on the ratings given by S&P and Moody’s.  If both agencies have rated the security, the lower rating will be used.  If a single agency has rated the security, that rating will be used.  Such securities are also known as junk bonds.  The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities.  However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities.  Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares.  Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk.  Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings.  The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds.  A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Related Securities.  The Bond Fund may invest in mortgage-related securities, which are a form of asset-backed securities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  (See “Mortgage Pass-Through Securities” below).  Mortgage-related securities also include debt securities which are secured with collateral consisting of mortgage-backed securities (See “Collateralized Mortgage Obligations” below).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential or commercial mortgage loans and of the repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States recently has over recent years experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates, which can increase risk of default.  Market factors can cause reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements, resulting in limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.  In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.  The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.  A Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  (Please see the discussion above regarding FNMA and FHLMC.)  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities.  These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”).  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  (See “Stripped Mortgage-Backed Securities” below).  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations.  The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls.  The Bond Fund may engage in mortgage dollar roll transactions. In a mortgage dollar roll transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical.  To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities.  Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of the counterparty to meet the terms of their commitment.  Additionally, the value of the securities subject to the dollar roll may change adversely before the Fund is able to repurchase them.

The Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Municipal Obligations.  The Bond Fund may invest in securities the interest from which is exempt from regular federal income tax, i.e., municipal obligations.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance.  Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.  From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations.  For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income.  The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.  Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests.  Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by a Fund and the liquidity and value of such Fund.  Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).  Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds.

In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities.  It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries.  Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue.  Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes.  When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal obligations in which the Funds may invest include securities with credit enhancements such as letters of credit, municipal obligation insurance and stand-by purchase agreements (“SPAs”).  Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default.  Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due.  Insurance does not guarantee the price of the bond or the share price of any Fund.  The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability.  The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation.  Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue.  A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.  The number of municipal bond insurers is relatively small, and not all of them have the highest rating.  An SPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed.  The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances.  The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower. (See “Stand-by Purchase Agreements” below).

In addition, the recent economic downturn and budgetary constraints make municipal securities more susceptible to downgrade, default, and bankruptcy. Factors affecting municipal securities include lower tax collections and budgetary constraints of local, state and federal governments upon which the municipalities issuing municipal securities may be relying for funding. Municipal securities are also subject to the risk that the perceived increased likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and certain municipal issuers may be unable to issue or market securities, which could result in a lower number of investment opportunities.

Stand-by Purchase Agreements.  The Bond Fund may enter into stand-by purchase agreements with respect to municipal obligations.  Under a stand-by purchase agreement, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any.  Stand-by purchase agreements may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by purchase agreements will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Fund may pay for a stand-by purchase agreement either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by purchase agreements held by a Fund will not exceed ½ of 1% of the value of such Fund’s total assets calculated immediately after each stand-by purchase agreement is acquired.

The Funds generally intend to enter into stand-by purchase agreements only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks.  A stand-by purchase agreement will not affect the valuation of the underlying municipal obligation.  The actual stand-by purchase agreement will be valued at zero in determining net asset value.  Accordingly, where a Fund pays directly or indirectly for a stand-by purchase agreement, its cost will be reflected as an unrealized loss for the period during of the agreement and will be reflected as a realized gain or loss when the purchase agreement is exercised or expires.

Stripped Securities.  The Bond Fund may invest in U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm.  Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs.  The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.  Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and securities purposes.  The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations.  Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system.  The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Adviser determines them to be liquid under guidelines established by the Board.

In addition, the Bond Fund may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class.  Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class.  The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks.  For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board.  Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations.  The Bond Fund may invest in supranational bank obligations.  Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank).  Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations.  Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.  Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years.  A portion of the U.S. Treasury securities purchased by the Funds may be “zero coupon” Treasury securities.  These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity.  A zero coupon security pays no interest to its holder during its life.  Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity.  While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.  For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest.  Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).  (See “Stripped Securities” above).

Variable Amount Master Demand Notes.  Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments.  To the extent a Fund may invest in debt obligations, that Fund may invest in instruments with variable or floating interest rates.  A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost.  A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost.  Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof).  These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand.  Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.  For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.  For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Securities, Forward Commitments or Delayed-Delivery Transactions, and To-Be-Announced Transactions.  Each of the Funds may purchase securities on a when-issued, forward commitment or delayed-delivery, or to-be-announced (“TBA”) basis.  When-issued, forward commitment or delayed-delivery, and TBA transactions permit a Fund to lock in a price or yield on a security, regardless of future changes in interest rates.  When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (often one or two months later).  TBA transactions are commitments to buy or sell an approximate principal amount of mortgage-backed securities with specified terms on a forward basis.  For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages, and the seller would not identify the specific underlying mortgages until the settlement date.

When a Fund enters these transactions, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date.  If a Fund designates portfolio securities for this purpose, the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize a taxable capital gain or loss.  When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the transaction and Is exposed to counterparty risk.  Failure of such party to consummate the transaction may result in a Fund incurring a loss or missing an opportunity to obtain a price or yield considered to be advantageous.  Recently adopted industry standards effectively require margining of bilaterally traded forward-settling MBS transactions such as TBAs.  This development may mitigate counterparty risk but may increase a Fund’s expenses.

In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

International and Foreign Investments.

Foreign Securities - General.  Each of the Funds may invest in foreign securities.  Each Equity Fund (except the Munder Emerging Markets Small-Cap Fund, the Munder International Fund-Core Equity and the Munder International Small-Cap Fund) and the Bond Fund may invest up to 25% of its assets in foreign securities.  There is no limit on the foreign securities investments of the Munder Emerging Markets Small-Cap Fund, Munder International Fund-Core Equity or the Munder International Small-Cap Fund; however, the Munder International Small-Cap Fund may not invest more than 20% of its assets in emerging market country companies or more than 5% of its assets in companies of any one emerging market country.

Income and gains on foreign securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.  There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States.  Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Issuers of foreign securities may also suffer from social, political and economic instability.  Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets.  Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities.  In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

In connection with the purchase or sale of securities denominated in foreign currencies, the Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable.  Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries.  Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.  There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls

(which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Furthermore, problems with the timely settlement of foreign securities transactions may impair a Fund’s ability to value those securities accurately.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.  Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.  The Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.  Some of these decisions may later prove profitable and others may not.  No assurance can be given that profits, if any, will exceed losses.

Foreign Securities — Emerging Market Countries.  There are greater risks involved in investing in companies in emerging market countries than those associated with investments in developed foreign markets.  These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading and lower levels of government regulation of the markets, which may result in a relative lack of liquidity, greater price volatility and higher risk of settlement disruption and means the market in an emerging market country may be dominated by a few issues or sectors or only a few investors; (iii) high levels of debt and the potential for future periods of severe currency devaluation, inflation or recession; (iv) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property or resulting in disparate treatment of holders of the same class of shares of a company; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries also may involve heightened risks of nationalization, expropriation and confiscatory taxation.  The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future.  In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries.  Further, no accounting standards exist in most emerging market countries and different or substantially less information about issuers may be available to investors.  Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

Investment in emerging market countries may require special custody or other arrangements before investing.  The securities settlement procedures in emerging market countries tend to be less sophisticated, and the Fund therefore may be required to deliver securities before receiving payment and may be unable to complete transactions during market disruptions.  Limited liquidity, volume and information and heightened volatility may make emerging markets securities more difficult to fair value.  The factors discussed above may result in increased transaction costs.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Although economies in certain emerging countries have recently shown signs of recovery, such recovery may be gradual as weak economic conditions in Europe, Asia and North America may continue to suppress demand for exports from emerging countries.

Depositary Receipts and New York Registered Shares.  Each of the Equity Funds may invest in depositary receipts.  Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer.  Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) and American Depositary Shares (“ADSs”) are considered foreign securities.  ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities.  Certain institutions issuing ADRs may not be sponsored by the issuer.  A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.  EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States.  HOLDRs are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks.  NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.  ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country.  (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.)  Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies.  Depositary receipts may be issued pursuant to sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities.  For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital.  Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities.  Like depositary receipts, however, investors may pay a fee to convert to the home-market shares. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of foreign securities traded on United States’ exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the securities underlying the foreign securities are traded.

Foreign Currency Transactions.  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or to facilitate local settlements or to protect against currency exposure in connection with distributions to Fund shareholders, each of the Funds is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”).  Other currency transactions include currency futures, options on currencies, and currency swaps.  Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time.  Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. These instruments are subject to the risk that the counterparty will default.

A Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations that have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the

Fund’s securities denominated in such foreign currency.  Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position.  With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency.  A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security denominated in a foreign currency, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

For deliverable forward currency contracts, at maturity, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.”  A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency.  A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.  Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date.  This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make.  However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily.  If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies.  For example, if the Adviser considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Adviser believes that the value of the Canadian dollar will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Certain foreign currency forwards are now regulated by the CFTC and many are expected eventually to be subject to mandatory exchange trading and clearing.  Central clearing is expected to decrease counterparty risk and increase liquidity, but will not make such transactions risk free and may require a Fund to incur increased expenses.

Derivatives.

Credit Default Swaps.  The Bond Fund may enter into credit default swap agreements. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearing house that serves as central counterparty and exchange traded.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, depending on the terms of the swap, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and issuer credit risk, each of which will be similar in either case, credit default swaps are often illiquid and are subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, depending on the terms of the swap, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Swaps are regulated by the Commodity Futures Trading Commission (“CTFC”).  Use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.  The Bond Fund may be subject to mandatory central clearing and exchange-trading requirements for certain standardized credit default swaps (e.g., certain credit default swaps tied to an index).  These requirements may reduce counterparty credit risk and increase liquidity, but will not make credit default swap transactions risk free and may require the Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis.  Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.  Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

The Fund’s obligations under a credit default swap agreement will be accrued daily and offset against any amounts owing to the Fund.  For credit default swaps with physical settlements in which the Fund is the seller, the Fund will designate or segregate cash or liquid assets on the Fund’s records with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund) or enter into offsetting transactions.  For credit default swaps with cash settlements, sales of protection require the Fund to designate or segregate on its records cash or liquid assets equal to par minus current market value. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  Such segregation will not limit the Fund’s exposure to loss.

Futures Transactions and Related Options.  Each of the Funds may enter into futures contracts and options on futures contracts, as described below.

Futures Contracts.  The Funds may purchase and sell futures contracts on securities and other instruments.  Futures contracts are traded on organized exchanges regulated by the CFTC.  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.  The terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded.  The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts.  Interest rate futures contracts are tied to interest-bearing instruments (such as U.S. Treasury notes) and may be used by the Funds to manage the risk that interest rates will move in an adverse direction.  Selling an interest rate futures contract creates an obligation to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or a net payment, for cash-settled contracts.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities.  Closing out a futures contract is effected by the Fund’s entering into an offsetting futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date.  Depending on the current price at which a Fund enters the offsetting transaction, the Fund will realize or pay the difference between the prices of the two contracts and realize a gain or a loss.

The Funds may sell an interest rate futures contract to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices.  However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.  If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date).  In each transaction, transaction expenses would also be incurred.

The Funds may purchase an interest rate futures contract when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds.  A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities. The Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

Use of Interest Rate Futures Contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain future date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes, selling of futures contracts to protect against expected increases in interest rates and purchasing futures contracts to offset the impact of interest rate declines.

Margin Payments.  Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract.  The initial margin is a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contractafter all contractual obligations have been satisfied.  On a daily basis, exchange rules require the calculation and transfer between the parties of that day’s gain or loss on the futures contract, a process known as “marking to market” and payment of “variation margin”.  For example, when a Fund has purchased a futures contract and the price of the contract increases in response to a rise in the price of the underlying instruments, the Fund will be entitled to receive a variation margin payment equal to that increase in value.  Conversely, where the Fund has purchased a futures contract and the price of the futures contract declines in response to a decrease in the underlying instrument, the Fund would be required to make a variation margin payment.  At any time prior to expiration of a futures contract, the Adviser may close the position by taking an offsetting position, subject to the availability of a secondary market.  A final determination of variation margin is then made and paid by the applicable party, and the Fund realizes a loss or gain on the transaction.

Cover Requirements.  With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s notional value.  For futures contracts that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value.  By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Risks of Transactions in Futures Contracts.  There are several risks in connection with the use of futures by the Funds as hedging devices.  One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge.  The price of futures may move more than or less than the price of the instruments being hedged.  If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures.  If the price of the futures moves more than the price of the hedged instrument, the Fund will experience either a loss or gain on the futures contract that will not be completely offset by movements in the price of the instrument subject to the hedge.  To compensate for the imperfect correlation of contrary movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser.  Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.  It is also possible that, when a Fund sells futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead.  Ifthe Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased and will have incurred transaction fees.

In addition, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions.  For example, an increase in volume in futures contracts due to offsetting transactions near the expiration of a contract could distort the normal relationship between the cash and futures markets.  Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions.  These factors can mean that correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts.  There is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time.  When there is no liquid market, it may not be possible to close a futures contract, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin and make or take delivery of the underlying investment upon expiration of the futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities can protect against adverse market movements but also can reduce potential gain.  For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts.  The Funds may purchase and write options on the futures contracts described above.  Buying a futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at a specified time or any time during the period of the option, depending on the terms of the options contract.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Interest Rate Swap Transactions. The Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Interest rate swap transactions involve the exchange by the Fund with another party of commitments to pay or receive interest, such as an exchange of fixed rate payments in exchange for floating rate payments.  Swaps are regulated by the CFTC.  Use of swaps can cause a Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.  The Bond Fund is subject to mandatory central clearing and exchange-trading requirements for many standardized interest rate swaps.  These requirements may reduce counterparty credit risk and increase liquidity, but will not make interest rate swap transactions risk free and may require the Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis.  Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.  Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.  Gains from transactions in interest rate swaps distributed to shareholders of the Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

For cash settled swaps, beginning on the date the Fund enters into a swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date.  This amount will be equal to the net difference between the present value of the payments the Fund expects to receive and the present value of the payments the Fund expects to make and will be monitored on a daily basis.  Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  Such segregation will not limit the Fund’s exposure to loss.  The Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

Interest rate swaps are also subject to correlation, valuation, liquidity and leveraging risks.  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be lower than it would have been if interest rate swaps were not used.  The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the interest rate swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market.  It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect the Fund.

Options.  Each of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund.  Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.  For risks associated with options on foreign securities, see “Foreign Currency Transactions” above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligations under the option contract.  A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the clearing corporation.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.”  The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.  There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both.  Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security.  The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount.  A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets.  A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios.  By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.  The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund.  When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid.  If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position.  Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts.  Each of the Funds may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus.  The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices.  For example, the Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.  Index futures and options are subject to the same types of risks as are described under “Futures Transactions and Related Options” above.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index.  In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included.  The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index.  This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature.  The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market.  Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily.  The 40 prices then are averaged and multiplied by a coefficient.  The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline.  A Fund will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Adviser expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy.  If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index.  If, on the other hand, the Adviser expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index.  If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Other Investments.

Convertible Securities. Each of the Funds may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. However, convertible securities generally have less potential for gain or loss than common stocks. Furthermore, the yield provided by convertible securities is generally lower than comparable non-convertible securities. In addition, convertible securities may be sensitive to changes in interest rates. Therefore, the value of a convertible security may rise as interest rates fall and may decrease as interest rates rise.

Guaranteed Investment Contracts and Funding Agreements.  The Bond Fund may make limited investments in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies.  GICs and funding agreements are normally general obligations of the issuing insurance company.  In some cases funding agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account.  Pursuant to a GIC or a funding agreement, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund on a periodic basis with interest that is based on an index.  A Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board.  Generally, GICs and funding agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and funding agreements does not currently exist.  Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments. As such, GICs are generally subject to the same risks as other illiquid securities.

Initial Public Offerings (“IPOs”)

The Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and a Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences.  As a Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Money Market Instruments. Each of the Funds may invest in money market instruments, which are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.

Master Limited Partnerships (“MLP”).  Each of the Equity Funds may invest in master limited partnerships in which ownership interests are publicly traded. The majority of MLPs operate in the energy sector, particularly in energy infrastructure industries such as pipelines, which provide stable income streams. Fees that pipelines are able to charge are highly regulated by the U.S. government; therefore, these types of MLPs are subject to the risk that regulatory action will decrease fee levels.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Limited partners do not have voting rights in an MLP. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Since MLPs are structured as partnerships they generally do not pay corporate income taxes. Taxes are only paid when distributions are received, thus avoiding the double taxation faced by investors in corporations. MLPs face stringent provisions including the requirement to pay minimum quarterly distributions to limited partners, by contract. Thus, the distributions of MLPs tend to be predictable and provide current income to investors. As with high-yielding equities, MLPs are often more appealing to investors at times of low interest rates, as this results in higher yields for MLPs relative to bonds and money market instruments. Increasing interest rates would result in lower relative yields versus other alternative assets.

MLPs generally enjoy the same tax treatment as limited liability companies (“LLCs”) taxed as partnerships; that is, they are non-taxable entities with a tax shield on distributions, thus avoiding the double taxation of corporate profits. If MLPs were no longer able to pass through taxes to limited partners a large benefit of investing in MLPs would be removed.

The general partner in an MLP has what are called Incentive Distribution Rights (IDRs). IDRs are terms defined in the MLP partnership, which allow for the general partner to claim a higher proportion of incremental amounts of the distribution payments as these payments grow over specified levels. This is designed to provide general partners with a strong incentive to increase distributions, further enhancing the appeal of MLPs based on large, growing distributions. On the other hand, it raises the cost of equity for the MLP and can dilute the ownership claim of limited partners.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs.  Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face. Extreme weather patterns could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry and could adversely impact the value of the interests in an MLP.

New or Smaller Fund Risk. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size.  Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund.  Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Rights and Warrants.  Each of the Equity Funds may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased.  Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period.  Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.  This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Real Estate-Related Securities.  The Equity Funds may invest in real estate investment trusts (“REITs”).  None of the Funds will invest in real estate directly.  REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests.  A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.  In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified.  Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In addition, equity and mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The Bond Fund is authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser.  In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Bond Fund.

Investment securities held by the Bond Fund is valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage.  The Munder International Fund-Core Equity, Munder International Small-Cap and Munder Emerging Markets Small-Cap Funds (the “International Funds”) invest a significant amount of their assets in foreign securities, which may expose them to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders.  The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance.  A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =          dividends and interest earned during the 30-day period.

b =          expenses accrued for the period (net of any expense reimbursements).

c =          the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =          the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” of that class, described below.  Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns.  From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class.  Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes.  The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.

Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, I, R, R6 and Y Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge.  Which class would be advantageous to an investor depends on the number of years the shares will be held.  Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares.  Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution.  The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased.  After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase.  Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s prospectus.  Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares.  Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.”  There is no automatic conversion feature applicable to Class R shares.  Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.  Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class R6 shares.  Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class R6 shares.  Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Investors in Class A, Class C not subject to a CDSC, Class R, Class I and Class Y of a Fund that offers Class R6 may exchange into Class R6 shares of that Fund provided they meet the eligibility requirements applicable to Class R6. Class R6 shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class I shares.  Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class I shares.  Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,000,000.  Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.  The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000.  Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares.  Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class Y shares.  Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary.  In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions.  Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid-Cap Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder Growth Opportunities, Munder International Fund-Core Equity, Munder International Small-Cap and Munder Mid-Cap Core Growth Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Munder Index 500 Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.50%	2.25%
$100,000 to $249,999	2.00%	1.75%
$250,000 to $499,999	1.50%	1.25%
$500,000 to $999,999	1.00%	0.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Munder Total Return Bond Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

*         There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more.  In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements and amounts paid during the fiscal year ended October 31, 2013.

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets
ADP	0.25%
AIG Retirement Advisors, Inc.	0.20%
American United Life	0.25%
Ameriprise	0.10%
BMO Harris Bank N.A.	0.10%
BPA/CIS	0.10%
Charles Schwab Trust Company	0.20%
Charles Schwab	0.15%
CPI Qualified Plan Consultants (MSCS reports)	0.25%
DailyAccess.Com	0.25%
Digital Retirement Solutions	0.20%
Dyatech LLC	0.15%
Edward Jones	0.10%
Expert Plan (MSCS Reports)	0.25%
Fidelity NFS (FIAG) / Fidelity Retirement	0.25%
Fidelity Institutional (FIIOC)	0.25%
Great West Life Financial Services	0.25%
Hartford Securities Distribution Company	0.20%
Harford Corp. Retirement	0.20%
Hewitt	0.15%
ICMA-RC Services, LLC	0.20%
ING (formerly Citistreet LLC)	0.25%
ING Retirement Plan Services	0.25%
John Hancock Life Ins. Co. USA	0.25%
JP Morgan Retirement Services	0.25%
Lincoln Retirement Services Co	0.15%
Linsco Private Ledger (LPL)	0.25%
Massachusetts Mutual Life Insurance Company	0.25%
Mercer HR Services LLC	0.40%
Merrill (Institutional - RG Services and Sub Accounting)	0.20%
Merrill (Retail - New Sales Fees)	0.25%
Merrill (Retail - Sub Accounting Account Fees)	0.10%
Merrill (Retail - Non-MLAM Assets > 1 Year)	0.10%
Mid Atlantic Capital	0.25%
Minnesota Life	0.10%
Morgan Stanley Smith Barney / ADP	0.20%
Morgan Stanley Smith Barney (Wrap)	0.12%
MSCS Financial Services	0.25%
Nationwide Investment Services Corp	0.25%
Newport	0.25%
NY Life Investment Mgmt. Services	0.25%
Pension Corp Of America	0.10%
Pershing	0.15%
Plan Administration Inc. (MSCS reports)	0.25%

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets
Principal Life Insurance	0.15%
Prudential	0.20%
Raymond James	0.10%
RBC Wealth Management	0.10%
Reliance Trust Company	0.15%
Retirement Plan Company	0.25%
SEI Private Trust Company	0.15%
Standard Insurance Company	0.15%
TD Ameritrade Trust Company	0.25%
T. Rowe Price	0.15%
TIAA Cref	0.25%
UBS (PACE, InsightOne, St ADV, DRS Wrap)	0.10%
UBS (Other Assets)	0.10%
Vertical Management Systems, Inc.	0.20%
Wachovia / WySTAR Global Retirement Solutions	0.25%
Wells Fargo Advisors / First Clearing	0.10%
Wells Fargo Bank	0.25%
Wilmington Trust (formerly American Stock Transfer)	0.20%
Wilmington Trust Ret and Inst’l Service Company	0.25%

Financial Intermediary	Other Fee Arrangement
Morgan Stanley DW, Inc. (Retail)	$125,000 annually or 0.13%, whichever is greater

The Class R shares of the Funds do not impose initial or deferred sales charges on their shares.  Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more ($100,000 or more on Munder Index 500 Fund) of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

•                  Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge.  (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999.  In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.  No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases.  Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.  Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds (except the Munder Index 500 Fund) are sold with a maximum initial sales charge of 5.75%, Class A shares of the Munder Index 500 Fund are sold with a maximum initial sales charge of 2.50% and Class A shares of the Munder Total Return Bond Fund are sold with a maximum initial sales charge of 2.00%.*  Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00%

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

CDSC on shares redeemed within 12 months of purchase.  Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares.  No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement.  The shareholder must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income.  Each Fund declares and pays capital gains dividends annually.  The Bond Fund declares and pays dividends monthly.  The Munder Index 500 Fund declares and pays dividends quarterly. Each of the Integrity Micro-Cap Equity Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Munder Growth Opportunities Fund, Munder Mid-Cap Core Growth Fund and International Funds declare and pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

Information on the approximate capital loss carryforwards for the Funds is not provided because the Funds had not commenced operations prior to the date of this SAI. The following table summarizes the approximate capital loss carryforwards for the applicable Munder Funds, as of June 30, 2013.

Fund	Approximate Capital Loss Carryforward ($000)
Munder Bond Fund	$9,443
Munder Growth Opportunities Fund	108,085
Munder International Fund-Core Equity	37,698
Munder International Small-Cap Fund	49,491
Munder Mid-Cap Core Growth Fund	1,200
Munder Veracity Small-Cap Value Fund	90,665

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income

Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September

27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares.

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2014, U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Dividends paid on shares of a Fund after 2013 and gross proceeds paid on redemption of a Fund’s shares after 2016, made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting.

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST.

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees 27 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David Brooks Adcock, 62	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews, 67	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (since 2002).

E. Lee Beard, 62	Trustee	February 2005	Consultant, The Henlee Group, LLC. (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.

David L. Meyer, 57	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

Leigh A. Wilson, 69	Chair and Trustee	November 1994	Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David C. Brown, † 42	Trustee	May 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee.  Mr. Andrews also serves as a Governor of the London Business School.  The Board

believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  David C. Brown.  Mr. Brown serves as Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., (the “Adviser”), the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.).  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world.  As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown and Mr. Meyer.  This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2013, the Board held ten meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held five meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2013.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the

“Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  Except as stated below, as of May 31, 2014, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000
Mr. Andrews	N/A	Over $100,000
Ms. Beard	N/A	Over $100,000
Ms. Dungan	N/A	Over $100,000
Mr. Meyer	N/A	Over $100,000
Mr. Wilson	N/A	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	N/A	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex.  The Board Chair will be paid an additional retainer of $66,000 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2013.  As of October 31, 2013, there were 16 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$120,712	$132,000
Mr. Andrews	120,712	132,000
Ms. Beard	120,712	132,000
Ms. Dungan	120,712	132,000

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Meyer	120,712	132,000
Mr. Wilson	181,067	198,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$146,323	$160,000

Deferred Compensation.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  The following table lists, as of December 31, 2013, the Trustee(s) who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Victory Fund Complex Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	N/A	$180,047

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Michael Policarpo, II,* 40	President	May 2008

Chief Financial Officer and Treasurer (since 2013), Senior Managing Director (2010-2013) and Managing Director (2005-2010) of the Adviser. Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 52	Secretary	February 2006	Director of Mutual Fund Administration, the Adviser.

Jay G. Baris, 60	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).

Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.

Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2006).

Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

*Mr. Policarpo has been an officer of the Funds since May 2006.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with a substantial minority interest in VCH owned by employees of the Adviser. As of June 30, 2014, the Adviser and its affiliates managed assets totaling in excess of $     billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Integrity Micro-Cap Equity	1.00%
Integrity Mid-Cap Value	0.75% on the first $500 million and 0.70% on assets in excess of $500 million

Fund	Advisory Fee
Integrity Small-Cap Value	0.90% on the first $300 million and 0.85% on assets in excess of $300 million
Integrity Small/Mid-Cap Value	0.90% on the first $300 million and 0.85% on assets in excess of $300 million
Munder Emerging Markets Small-Cap	1.10%
Munder Growth Opportunities	0.75% on the first $1 billion, 0.725% of the next $1 billion and 0.70% on assets in excess of $2 billion
Munder Index 500	0.20% on the first $250 million , 0.12% of the next $250 million and 0.07% on assets in excess of $500 million
Munder International Fund-Core Equity	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Munder International Small-Cap	0.95% on the first $1 billion and 0.90% of the assets in excess of $1 billion
Munder Mid-Cap Core Growth	0.75% on the first $6 billion, 0.70% on the next $2 billion and 0.65% on assets in excess of $8 billion

Taxable Fixed-Income Fund

Fund	Advisory Fee
Total Return Bond	0.40%

The Advisory and Sub-Advisory Agreements.

A new advisory agreement dated as of August 1, 2013, as amended (the “Advisory Agreement”) applies to the Funds of the Trust, which was approved by the Board with respect to the Funds on May 22, 2014.  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years, and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

A sub-advisory agreement between the Adviser and Word Asset Management, Inc. (the “Sub-Adviser”), which was approved by the Board on May 22, 2014, (the “Sub-Advisory Agreement”) provides for the Sub-Adviser to manage that portion of the assets of the Munder Index 500 Fund that the Adviser allocates from time to time to the Sub-Adviser to manage (which portion may include any or all of the Munder Index 500 Fund assets), with the assistance and subject to the oversight of the Adviser.

Unless sooner terminated, the Sub-Advisory Agreement provides that it will continue in effect for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Munder Index 500 Fund and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Sub-Advisory Agreement is terminable as to the Munder Index 500 Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of the Munder Index 500 Fund, by vote of the Trustees, or by the Adviser, or as to the Munder Index 500 Fund by the Sub-Adviser upon 90 days written notice to the other parties.  The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Munder Index 500 Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by the Sub-Adviser of its duties and obligations thereunder.  The Sub-Advisory Agreement provides that the Sub-Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Munder Index 500 Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Sub-Adviser.

As of the date of this SAI, the Funds have not yet commenced operations. Therefore, no advisory or subadvisory payments have been made to Victory Capital Management Inc. as the Adviser, or World Asset Management, Inc. as the Sub-Adviser.

Under the Sub-Advisory Agreement, the Adviser, and not the Munder Index 500 Fund, will pay the Sub-Adviser the following fee:

•                  0.12% of the first $10 million of average daily net assets;

•                  0.10% of the next $40 million;

•                  0.08% of the next $50 million;

•                  0.04% of the next $100 million; and

•                  0.02% of the average daily net assets in excess of $200 million.

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of March 31, 2014.

Other Accounts

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)(1)
Adam Friedman(2)	1,419.2	6	472.6	3	3,034.3	102	4,926.2
Brian Matuszak	6,199.7	1	19.2	4	1,957.9	58	8,176.9

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)		Number of Accounts		Total Assets Managed (In Millions)(1)
Daniel Bandi(2)	1,419.2	6	472.6	3	3,034.3		102		4,926.2
Daniel DeMonica(2)	1,419.2	6	472.6	3	2,658.4		101		4,550.2
Daniel LeVan	365.1	1	34.4	2	275.8		2		675.3
David Jones(3)	266.2	1	11,397.0	63	0.1		3		11,663.3
Edward Goard	90.7	1	—	—	—		—		90.7
Eric Lessnau(3)	266.2	1	11,397.0	63	0.1		3		11,663.3
Gavin Hayman	6,199.7	1	19.2	4	1,986.9		57		8,206.0
George Sanders	6,199.7	1	19.2	4	1,986.9		57		8,206.0
Gregory Oviatt	90.7	1			1,167.2		52		1,257.9
J. Bryan Tinsley(2)	1,296.3	5	472.6	3	3,034.3		102		4,803.3
James Kelts	90.7	1	—		671.4		59		762.2
Jeffrey Sullivan	27.4	3	34.4	2	275.8		2		337.7
Joe Gilbert(2)	1,296.3	5	472.6	3	3,034.3		102		4,803.3
John Evers	367.3	2	34.4	2	275.8		2		677.6
Ken Smith	480.1	1	—		32.6		9		512.7
Madan Gopal	6,199.7	1	19.2	4	1,986.9		57		8,206.0
Mark Lebovitz	480.1	1	—		32.6		9		512.7
Mike Gura	480.1	1	—		32.6		9		512.7
Mirsat Nikovic(2)	472.2	3	287.7	2	2,357.4		77		3,117.4
Pete Carpenter	27.4	3	34.4	2	275.8		2		337.7
Richard Consul	90.7	1	—		753.1		41		843.9
Robert Cerow	2.2	1	34.4	2	275.8		2		312.5
Robert Crosby	6,199.7	1	19.2	4	2,033.2	(4)	62	(4)	8,252.2
S. Brad Fush	90.7	1	—		—		—		90.7
Sean Wright	6,199.7	1	19.2	4	1,497.2		43		7,716.2
Tony Dong	6,199.7	1	19.2	4	2,025.0	(4)	60	(4)	8,244.0

(1)         If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member.  Therefore, some accounts and assets have been counted more than once.  In addition, the sum of assets managed in each category may not add to the total due to rounding.

(2)         Assets were managed in the individual’s capacity as an employee of Integrity Asset Management.

(3)         Assets were managed in the individual’s capacity as an employee of World Capital Management, Inc.

(4)         Includes accounts with a performance based fee.

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, also have a performance-based fee.  The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Fund Ownership

The Funds have not yet commenced operations prior to the date of this SAI. Therefore, the portfolio managers of the Funds did not own any equity securities of the Funds as of the date of this SAI.

Compensation

The portfolio managers for each of the Funds that are employed by the Adviser each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on objectives established annually during the first quarter of the fiscal year and are utilized to determine incentive award allocation within the team. Individual performance metrics include portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% - 100% weighting.  The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance.

In addition to the compensation described above, each of the Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value and Integrity Small-Cap Value Fund’s portfolio managers (Mr. Bandi, Mr. DeMonica, Mr. Friedman, Mr. Gilbert, Mr. Tinsley), Integrity Micro-Cap Equity Fund’s portfolio managers (Mr. Bandi, Mr. DeMonica, Mr. Friedman, Mr. Nikovic), Munder Emerging Markets Small-Cap Fund’s portfolio managers (Mr. Cerow, Mr. Evers), Munder International Fund-Core Equity portfolio managers (Mr. Carpenter, Mr. Sullivan), Munder International Small-Cap Fund’s portfolio managers (Mr. Evers, Mr. LeVan), and Munder Mid-Cap Growth Fund’s portfolio managers (Mr. Dong, Mr. Crosby, Mr. Gopal, Mr. Hayman, Mr. Matuszak, Mr. Sanders, Mr. Wright) may earn additional incentive compensation based on a percentage of the revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by their respective Fund(s).

The Funds’ portfolio managers that are employed by the Adviser may participate in VCH’s equity ownership plan.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board. To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders.  This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets.  The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules.  The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy.  In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client.  When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser.  In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  Information on brokerage commissions paid by the Bond Fund is not provided because the Bond Fund has not commenced operations prior to the date of this SAI.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets.  Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received.  The continuous review of commissions is the responsibility of the head of equity trading.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.  Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                 Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

As of the date of this SAI, the Funds have not yet commenced operations. Therefore, no brokerage commissions were paid by the Funds.

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

As of the date of this SAI, the Funds have not yet commenced operations. Therefore, no payments to any affiliated brokers were paid by the Funds.

Allocation of Brokerage in Connection with Research Services.  The Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, may direct the brokerage transactions of certain Funds to brokers because of research services provided.

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.  Information on the portfolio turnover rates of the Funds is not provided because the Funds had not commenced operations prior to the date of this SAI. For the fiscal years ended June 30, 2013 and June 30, 2012, the following table shows the portfolio turnover rates for the Munder Funds, the predecessor funds. Portfolio turnover may vary greatly from year to year as well as within a particular year.

	2013	2012
Munder Bond Fund	373%	362%
Munder Emerging Markets Small-Cap Fund(1)	—	—
Munder Growth Opportunities Fund	93%	82%
Munder Index 500 Fund	5%	3%
Munder Integrity Mid-Cap Value Fund	82%	46%
Munder Integrity Small/Mid-Cap Value Fund	58%	58%
Munder International Fund-Core Equity	108%	84%
Munder International Small-Cap Fund	88%	67%
Munder Micro-Cap Equity Fund	58%	56%
Munder Mid-Cap Core Growth Fund	25%	48%
Munder Veracity Small-Cap Value Fund	57%	51%

(1) The Munder Emerging Markets Small-Cap Fund commenced operations on July 2, 2013.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Advisers, Inc.	Daily.
Custodian	KeyBank National Association	Daily.
International Funds Custodian	Citibank, N.A.	Daily.
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management Inc. (“VCM”) serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”), approved with respect to the Funds on May 22, 2014.  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”), approved with respect to the Funds on May 22, 2014. As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (“VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.  VCM may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.  In addition, the Trust and VVIF reimburse VCM for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

As of the date of this SAI, the Funds have not yet commenced operations. Therefore, no fees have been paid to VCM under the Administration and Fund Accounting Agreement with respect to the Funds.

Sub-Administrator.

Citi

Citi serves as sub-administrator to the Funds pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”), approved with respect to the Funds on May 22, 2014.  Citi assists in supervising all operations of the Funds (other than those performed by VCM either as investment adviser or administrator), subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds and VVIF, Victory Capital Management pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion.  Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.  In addition, the Trust and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”), approved with respect to the Funds on May 22, 2014.  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.  Because the Funds had not commenced operations prior to the date of this SAI, no fees have been paid with respect to the Funds, pursuant to the Distribution Agreement.

Transfer Agent.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Funds.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class A shares of (1) each of the Funds pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan.  The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Balanced, Diversified Stock, Dividend Growth, Fund for Income, Global Equity, International, International Select, Large Cap Growth and Special Value Funds pay the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.  Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent.  In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor.  Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan.  The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Dividend Growth, Established Value, Large Cap Growth, Small Company Opportunity and Special Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services.  To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans.  The amount of the Rule 12b-1 fees payable by any share class of a Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses.  The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans have been approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

As of the date of this SAI, the Funds have not yet commenced operations. Therefore, no fees have been paid to the Distributor with respect to the Funds pursuant to the Plans.

The following tables reflect the payment of Rule 12b-1 fees and/or contingent deferred sales charges to Funds Distributor, LLC, the predecessor distributor, pursuant to the Plans of the Munder Funds during the fiscal year ended June 30, 2013.  All such payments consisted of compensation to broker-dealers.

	Class A Service Fees	Class A Contingent Deferred Sales Charges
Munder Bond Fund	$76,953	$23
Munder Emerging Markets Small-Cap Fund*	—	—
Munder Growth Opportunities Fund	865,680	305
Munder Index 500 Fund	481,142	—
Munder Integrity Mid-Cap Value Fund	420	—
Munder Integrity Small/Mid Cap Value Fund	564	—
Munder International Fund-Core Equity	11,508	—
Munder International Small-Cap Fund	10,581	—
Munder Micro-Cap Equity Fund	132,161	54
Munder Mid-Cap Core Growth Fund	3,129,235	12,199
Munder Veracity Small-Cap Value Fund	244,738	21

•                  The Munder Emerging Markets Small-Cap Fund commenced operations on July 2, 2013.

	Class C Distribution and Service Fees	Class C Contingent Deferred Sales Charges
Munder Bond Fund	$72,931	$998
Munder Growth Opportunities Fund	734,381	2,468
Munder International Fund-Core Equity	8,278	—
Munder International Small-Cap Fund	2,286	321
Munder Micro-Cap Equity Fund	124,456	425
Munder Mid-Cap Core Growth Fund	2,037,796	13,940
Munder Veracity Small-Cap Value Fund	176,642	538

Class R Distribution and Service Fees
Munder Growth Opportunities Fund	$4,425

Class R Distribution and Service Fees
Munder Index 500 Fund	58,614
Munder Micro-Cap Equity Fund	1,427
Munder Mid-Cap Core Growth Fund	265,366
Munder Veracity Small-Cap Value Fund	2,723

Fund Accountant.

VCM serves as fund accountant for all of the Funds pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub-Administration and Sub-Fund Accounting Agreement, as amended.

VCM performs accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”  The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Administrator — Citi.”

Custodian.

General. Cash and securities owned by each of the Funds except the International Funds are held by KeyBank, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated July 1, 2011, as amended, approved with respect to the Funds on May 22, 2014.  Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  Cash and securities owned by the International Funds are held by Citibank, N.A. (“Citibank”), 388 Greenwich Street, New York, NY 10013 pursuant to a Global Custodial Services Agreement dated August 5, 2008, approved with respect to the Funds on May 22, 2014.  Under the Global Custodial Services Agreement, Citibank performs services similar to those described above.  Both KeyBank and Citibank may, with the approval of a Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that each shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to Citibank pursuant to the Global Custodial Services Agreement.  As Foreign Custody Manager, Citibank must (a) determine that the assets of the International Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, Citibank will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  Citibank will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including:  taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds’ existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Funds’ operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Principal Holders of Securities.

As of the date of this SAI, the Funds had no shareholders.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust..  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds in operation, for the fiscal year ended October 31, 2013 are incorporated by reference herein.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation.  Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectuses and this SAI omit certain of the information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs.  These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Registration Statement

of

THE VICTORY PORTFOLIOS

on

Form N-1A

PART C.                                                                                                                                                OTHER INFORMATION

Item 28.

Exhibits:

(a)(1)	Certificate of Trust dated December 6, 1995.(6)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000.(2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of October 7, 2013.(6)

(a)(2)(c)	Schedule A to the Trust Instrument, current as of December 19, 2013.(17)

(b)	Bylaws, Amended and Restated as of August 26, 2009.(4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2)(a) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (“VCM” or the “Adviser”).(6)

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(d)(1)(c)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 15, 2013.(6)

(d)(1)(d)	Schedule A to Advisory Agreement dated August 1, 2013, current as of October 23, 2013.(7)

(d)(1)(e)	Schedule A to Advisory Agreement dated August 1, 2013, current as of February 19, 2014.(17)

(d)(1)(f)	Schedule A to Advisory Agreement dated August 1, 2013, current as of May 22, 2014.(11)

(d)(2)(a)	Sub-Investment Advisory Agreement dated August 1, 2013 between Registrant, the Adviser and KPB Investment Advisors LLC regarding the National Municipal Bond and Ohio Municipal Bond Funds.(6)

(d)(2)(b)	Schedule A to Sub-Advisory Agreement dated August 1, 2013, current as of August 1, 2013. (6)

(d)(3)	Form of Sub-Investment Advisory Agreement between Registrant, the Adviser and World Asset Management, Inc. regarding the Munder Index 500 Fund.(11)

(1)                                Filed as an Exhibit to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed electronically on November 14, 2008, accession number 0001104659-08071024.

(2)                                Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)                                Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4)                                Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)                                Filed as an Exhibit to Post-Effective Amendment No 103 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2013, accession number 0001104659-13-015010.

(6)                                Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(7)                               Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2013, accession number 0001104659-13-092003.

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.(6)

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(e)(3)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of October 23, 2013. (7)

(e)(4)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of February 19, 2014.(17)

(e)(5)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of May 22, 2014.(11)

(f)	None.

(g)(1)(a)	Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association (“KeyBank”).(3)

(g)(1)(a)(i)	Attachment A to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(a)(ii)	Schedule I to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(a)(iii)	Attachment A to the Mutual Fund Custody Agreement, as of May 22, 2014.(11)

(g)(1)(a)(iiii)	Schedule I to the Mutual Fund Custody Agreement, as of May 22, 2014.(11)

(g)(1)(b)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.(1)

(g)(1)(c)	Fund Appendix to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008, revised as of February 14, 2014.(17)

(g)(1)(d)	Amendment and Fund Appendix dated May 22, 2014 to the Global Custodial Services Agreement between the Registrant and Citibank, N.A dated as of August 5, 2008.(11)

(h)(1)	Revised Form of Broker-Dealer Agreement.(5)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM.(9)

(h)(2)(b)	Amendment dated July 1, 2009 to Administration and Fund Accounting Agreement dated July 1, 2006.(4)

(h)(2)(c)	Amendment No. 2 dated July 1, 2012 to Administration and Fund Accounting Agreement dated July 1, 2006.(5)

(h)(2)(d)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of October 23, 2013.(7)

(h)(2)(e)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of February 19, 2014.(17)

(h)(2)(f)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of May 22, 2014.(filed herewith)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS.(9)

(h)(3)(b)	First Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(10)

(h)(3)(c)	Amendment dated July 1, 2009 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(4)

(h)(3)(d)	Amendment dated July 1, 2010 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(e)	Amendment dated July 1, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(f)	Amendment dated October 24, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(20)

(h)(3)(g)	Amendment dated October 23, 2013 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(7)

(h)(3)(h)	Amendment dated February 19, 2014 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(17)

(h)(3)(i)	Amendment dated May 22, 2014 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(filed herewith)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.(18)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009.(4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement dated April 1, 2002.(18)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement dated April 1, 2002.(18)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement dated April 1, 2002.(12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement dated April 1, 2002.(9)

(8)	Filed as an Exhibit to Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A filed electronically on December 31, 2013, accession number 0001104659-13-093041.

(9)	Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)	Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)	Filed as an Exhibit to Registrant’s Registration Statement on Form N-14 filed electronically on June 11, 2014, accession number 0001104659-14-045290.

(12)	Filed as an Exhibit to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2005, accession number 0000922423-05-002071.

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement dated April 1, 2002.(4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement dated April 1, 2002.(3)

(h)(4)(i)	Amendment dated July 1, 2012 to the Transfer Agency Agreement dated April 1, 2002. (21)

(h)(4)(j)	Amendment dated October 24, 2012 to the Transfer Agency Agreement dated April 1, 2002.(20)

(h)(4)(k)	Amendment dated October 23, 2013 to the Transfer Agency Agreement dated April 1, 2002.(7)

(h)(4)(l)	Amendment dated February 19, 2014 to the Transfer Agency Agreement dated April 1, 2002.(17)

(h)(5)(a)	Expense Limitation Agreement dated as of August 1, 2013.(6)

(h)(5)(b)	Amendment to Expense Limitation Agreement dated as of October 23, 2013.(7)

(h)(5)(c)	Amendment to Expense Limitation Agreement dated as of February 19, 2014.(17)

(h)(6)(a)	Expense Limitation Agreement relating to Balanced Fund dated as of August 1, 2013.(6)

(h)(6)(b)	Amendment to Expense Limitation Agreement dated as of February 19, 2014.(17)

(i)(1)(a)	Opinions of Morrison & Foerster LLP dated October 24, 2012 and Morris Nichols Arsht & Tunnell LLP dated October 24, 2012 relating to all then current Funds and Classes of Shares.(20)

(i)(1)(b)

Opinions of Morrison & Foerster LLP dated February 27, 2013 and Morris Nichols Arsht & Tunnell LLP dated February 27, 2013 relating to Class R Shares for Global, International and International Select Funds.(5)

(i)(1)(c)	Opinions of Morrison & Foerster LLP dated December 31, 2013 and Morris Nichols Arsht & Tunnell LLP dated December 31, 2013 relating to Select Fund.(8)

(i)(l)(d)	Opinions of Morrison & Foerster LLP dated March 28, 2014 and Morris Nichols Arsht & Tunnell LLP dated March 28, 2014 relating to Emerging Markets Small Cap Fund.(17)

(i)(l)(e)

Opinions of Morrison & Foerster LLP dated June 17, 2014 and Morris Nichols Arsht & Tunnell LLP dated June 17, 2014 relating to Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder Growth Opportunities, Munder Index 500, Munder International Fund-Core Equity, Munder International Small-Cap, Munder Mid-Cap Core Growth and Munder Total Return Bond.(filed herewith)

(i)(2)	Consent of Morrison & Foerster LLP.(filed herewith)

(1)(3)	Consent of Ernst & Young LLP.(filed herewith)

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio.(13)

(l)(2)	Purchase Agreement dated October 15, 1989.(14)

(l)(3)	Purchase Agreement.(15)

(l)(4)	Purchase Agreement dated February 16, 2010 with respect to Global Equity Fund.(16)

(l)(5)	Purchase Agreement dated October 31, 2012 with respect to Dividend Growth Fund.(20)

(l)(6)	Purchase Agreement dated December 30, 2013 with respect to Select Fund.(8)

(l)(7)	Purchase Agreement dated March 28, 2014 with respect to Emerging Markets Small Cap Fund.(17)

(m)(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R Shares.(6)

(m)(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of February 20, 2013. (6)

(m)(1)(c)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of May 22, 2014. (11)

(m)(2)(a)	Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C Shares.(6)

(m)(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised October 24, 2012.(20)

(m)(2)(c)	Schedule I to Distribution and Service Plan for Class C Shares, as revised February 19, 2014.(17)

(m)(2)(d)	Schedule I to Distribution and Service Plan for Class C Shares, as revised May 22, 2014.(11)

(m)(3)(a)	Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant.(6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of August 1, 2013.(6)

(m)(3)(c)	Schedule I to Distribution and Service Plan for Class A Shares, as revised October 23, 2013.(7)

(13)    Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14)    Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15)    Filed as Exhibit 13(c) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16)    Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17)    Filed as an Exhibit to Post-Effective Amendment No. 112 to Registrant’s Registration Statement on Form N-1A filed electronically on March 28, 2014, accession number 0001104659-14-024014.

(m)(3)(d)	Schedule I to Distribution and Service Plan for Class A Shares, as revised February 19, 2014.(17)

(m)(3)(e)	Schedule I to Distribution and Service Plan for Class A Shares, as revised May 22, 2014.(11)

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 20, 2013.(5)

(n)(2)	Amended and Restated Rule 18f-3 Multi-Class Plan, second amended and restated February 20, 2013.(6)

(n)(3)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 23, 2013.(7)

(n)(4)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 19, 2014.(17)

(n)(5)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated May 22, 2014.(11)

(p)(1)	Code of Ethics of Registrant as revised November 30, 2011.(20)

(p)(2)	Code of Ethics of the Adviser and the Distributor dated August 1, 2013.(6)

Powers of Attorney of Leigh A. Wilson, Nigel D. T. Andrews, David Brooks Adcock, E. Lee Beard, David C. Brown, David L. Meyer and Sally M. Dungan.(3)

Item 29.               Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.               Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2)(a) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)              Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)       every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)             No indemnification shall be provided hereunder to a Covered Person:

(i)      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(18)       Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(19)       RESERVED.

(20)       Filed as an Exhibit to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed electronically on October 26, 2012, accession number 0001104659-12-071603.

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)             The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)             Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                   Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is, effective July 31, 2013, a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of VCM owning a substantial minority interest in VCH.  VCM provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients.  VCM offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds.  As of December 31, 2013, VCM had approximately $18 billion in assets under management and advisement.  VCM’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, Cincinnati, and Denver.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that prior to August 1, 2013, certain directors and officers of the Adviser also held positions with the former parent company of VCM, KeyCorp or its subsidiaries, located at 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of VCM and VCH are as follows:

David C. Brown	•	Director, Chief Executive Officer of VCM and VCH
Christopher A. Ohmacht	•	Director, President of VCM and VCH
Michael D. Policarpo, II	•	Director, Chief Financial Officer and Treasurer of VCM and VCH
Gregory J. Ewald	•	Director, Chief Legal Officer and Secretary of VCM and VCH

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32.                                                  Principal Underwriter

(a)                                 Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b)                                 VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
Michael D. Policarpo, II	President	President
Donald Inks	Financial Operations Principal, Treasurer	None
Kim Oeder	Chief Compliance Officer	None
Gregory J. Ewald	Chief Legal Officer and Secretary	None

(c)                                  Not applicable.

Item 33.                                                  Location of Accounts and Records

(1)                   Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2)                   KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as custodian and shareholder servicing agent).

(3)                   Citibank N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian for the Emerging Markets Small Cap, International, International Select and Global Equity Funds).

(4)                   Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(5)                   Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

Item 34.                                                  Management Services

None.

Item 35.                                                  Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of June, 2014.

THE VICTORY PORTFOLIOS
(Registrant)

By:	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of June, 2014.

/s/ Michael D. Policarpo, II		President
Michael D. Policarpo, II

/s/ Christopher E. Sabato		Treasurer
Christopher E. Sabato

*		Chairman of the Board and Trustee
Leigh A. Wilson

*		Trustee
David Brooks Adcock

*		Trustee
Nigel D. T. Andrews

*		Trustee
E. Lee Beard

*		Trustee
David C. Brown

*		Trustee
Sally M. Dungan

*		Trustee
David L. Meyer

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

EX-99.(h)(2)(f)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of May 22, 2014.

EX-99.(h)(3)(i)	Amendment dated May 22, 2014 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.

EX-99.(i)(1)(e)

Opinions of Morrison & Foerster LLP dated June 17, 2014 and Morris Nichols Arsht & Tunnell LLP dated June 17, 2014 relating to Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder Growth Opportunities, Munder Index 500, Munder International Fund-Core Equity, Munder International Small_Cap, Munder Mid-Cap Core Growth and Munder Total Return Bond.

EX-99.(i)(2)	Consent of Morrison & Foerster LLP.

EX-99.(i)(3)	Consent of Ernst & Young LLP.